                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                  HILTON HOTELS CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                       NOTICE OF MEETING OF STOCKHOLDERS

                                     [LOGO]
                               WORLD HEADQUARTERS
                            9336 CIVIC CENTER DRIVE
                        BEVERLY HILLS, CALIFORNIA 90210

    The annual meeting of stockholders of Hilton Hotels Corporation, a Delaware corporation (the "Company"), will be held at the Beverly Hilton, 9876 Wilshire Boulevard, Beverly Hills, California 90210, on Thursday, May 9, 1996, at 10:00 A.M., for the following purposes, namely:

        (1) To elect four directors to the Board of Directors;

        (2) To consider and vote on a proposal to approve the Company's 1996 Stock Incentive Plan;

        (3) To consider and vote on a proposal to approve the Company's 1996 Chief Executive Stock Incentive Plan;

        (4) To ratify the appointment of Arthur Andersen LLP to serve as auditors for the Company for fiscal 1996;

        (5) To consider, if presented, a stockholder's proposal relating to the independent Directors' pension benefits;

        (6) To consider, if presented, a stockholder's proposal relating to declassification of the Board of Directors;

        (7) To consider, if presented, a stockholder's proposal relating to independent Directors' compensation; and

        (8) To transact any other business which may properly come before the meeting.

    Stockholders are cordially invited to attend the meeting in person. Stockholders who wish to have their stock voted and do not now intend to attend the meeting should complete, date and sign the enclosed proxy and return it promptly by mail in the envelope provided.

    Only stockholders of record on the books of the Company at the close of business on March 15, 1996 will be entitled to notice of and to vote at the meeting or any adjournments thereof. The stock transfer books will not be closed.

                                          By Order of the Board of Directors,

                                          CHERYL L. MARSH,
                                          VICE PRESIDENT AND CORPORATE SECRETARY

Beverly Hills, California
April 1, 1996

                           HILTON HOTELS CORPORATION
                            9336 CIVIC CENTER DRIVE
                        BEVERLY HILLS, CALIFORNIA 90210

                                PROXY STATEMENT
                                  INTRODUCTION

    The enclosed proxy is solicited by and on behalf of the Board of Directors of Hilton Hotels Corporation (the "Company") to be used at the annual meeting of stockholders to be held at the Beverly Hilton, 9876 Wilshire Boulevard, Beverly Hills, California 90210, on May 9, 1996, and at any adjournments thereof. All shares represented by proxies will be voted at the meeting in accordance with the specifications marked thereon or, if no specifications are made, proxies will be voted FOR Proposals 1, 2, 3 and 4 and AGAINST Proposals 5, 6 and 7 and in the discretion of the proxy holder as to any other business which comes before the meeting. Any stockholder giving a proxy may revoke the same at any time prior to the voting of such proxy by giving written notice of revocation to the Corporate Secretary of the Company, by submitting a later dated proxy or by attending the meeting and voting in person. The Proxy Statement is first being mailed to stockholders on or about April 1, 1996.

                             VOTING AT THE MEETING

    The Board of Directors has fixed March 15, 1996 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.
As  of such date, there were        shares of common stock, $2.50 par value (the
"Common Stock"), outstanding, excluding          shares  which were held in  the
Company's treasury. The holders of outstanding shares are entitled to one vote for each share on any matter voted on at the meeting. The shares held by the Company will not be considered present or entitled to vote at the meeting.

    The presence in person or by proxy of the holders of a majority of the Company's outstanding shares of Common Stock will constitute a quorum. The majority of the shares represented at the meeting, in person or by proxy, will be necessary for the election of directors, ratification of the appointment of auditors, approval of the 1996 Stock Incentive Plan and the 1996 Chief Executive Stock Incentive Plan, and adoption of Proposals 5, 6 and 7 and for the taking of all other action at the meeting.

    A stockholder who abstains from voting on any or all proposals will be included in the number of stockholders present at the meeting for the purpose of determining the presence of a quorum. However, an abstention with respect to the election of the Company's directors will not be counted either in favor of or against the election of the nominees. In the case of the other proposals which are being submitted for stockholder approval, an abstention will effectively count as a vote cast AGAINST such proposals.

    Brokers who hold shares for the account of their clients may vote such shares either as directed by their clients or in their own discretion if permitted by the exchange or other organization of which they are members. Members of the New York Stock Exchange ("NYSE") are permitted to vote their clients' proxies in their own discretion as to each of the Company's proposals, but not as to the stockholder proposals 5, 6 and 7. Proxies which are voted by brokers on some but not all of the proposals are referred to as "broker non-votes." Broker non-votes will be included in determining the presence of a quorum. However, a broker non-vote is not treated as present and entitled to vote and will have the effect of neither a vote in favor of or against the proposal.

          COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT

    Section 16(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), requires the Company's reporting officers and directors, and persons who own more than ten percent of the Company's Common Stock, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (the "Commission"), the NYSE and the Company. Based solely on the Company's review of the forms filed with the Commission and written representations from reporting persons that they were not required to file Form 5 for specified fiscal years, the Company believes that all of its reporting officers, directors, and greater than ten percent beneficial owners complied with all filing requirements applicable to them with respect to transactions during fiscal 1995.

              COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                             AND EXECUTIVE OFFICERS

    The following table sets forth the names and addresses of all persons who owned, to the knowledge of the Company, beneficially more than 5% of the outstanding shares of Common Stock on March 15, 1996. The following table also sets forth as of March 15, 1996 beneficial ownership by each director and nominee, the chief executive officer and the four other most highly compensated executive officers (the "Named Officers") and all directors and executive officers as a group (see Summary Compensation Table on page 9).

                                                                    APPROXIMATE
                 NAME AND ADDRESS                     AMOUNT          PERCENT
                     OF OWNER                         OWNED          OF CLASS
--------------------------------------------------  ----------      -----------
Barron Hilton ....................................  11,740,604(1)(2)
  9336 Civic Center Drive
  Beverly Hills, California 90210
Conrad N. Hilton Fund ............................   4,124,684(2)
  100 West Liberty Street
  Reno, Nevada 89501
FMR Corp.  .......................................   3,226,203(3)
  82 Devonshire Street
  Boston, Massachusetts 02109
Southeastern Asset Management, Inc.  .............   3,102,000(4)
  6075 Poplar Avenue, Ste. 900
  Memphis, Tennessee 38119
Stephen F. Bollenbach.............................      10,000        --
Raymond C. Avansino, Jr. .........................      93,500(5)     --
A. Steven Crown...................................     683,540(6)
Gregory R. Dillon.................................      23,540        --
Eric M. Hilton....................................      41,700(2)(5)   --
Dieter H. Huckestein..............................      23,625(5)     --
Robert L. Johnson.................................      --            --
Donald R. Knab....................................       2,000        --
Benjamin V. Lambert...............................      50,000        --
F. M. Celey, Jr. .................................      18,510(5)     --

                                                                APPROXIMATE
                 NAME AND ADDRESS                     AMOUNT      PERCENT
                     OF OWNER                         OWNED      OF CLASS
--------------------------------------------------  ----------  -----------
Donna F. Tuttle...................................       2,000    --
Sam D. Young, Jr. ................................       7,500    --
All Directors and Executive Officers as a Group
  (16 persons)....................................            (7)

------------
(1) Of the shares reflected in the above table, 6,000,000 shares are owned by the Charitable Remainder Unitrust (the "Trust"), of which Mr. Barron Hilton is sole trustee. As trustee, Mr. Barron Hilton has the sole voting power with respect to, and is deemed to be the beneficial owner of, the 6,000,000 shares. The Trust will continue until the later of Mr. Barron Hilton's death or May 8, 2009. By virtue of the foregoing and the other shares beneficially owned by Mr. Hilton, Mr. Hilton may be deemed to be in "control" of the Company as such term is defined in the rules and regulations promulgated by the Commission.

(2) Messrs. Barron and Eric Hilton are two of the 11 directors of the Conrad N. Hilton Fund (the "Fund"). They disclaim beneficial ownership of the 4,124,684 shares owned by the Fund.

(3) The amount of the Company's Common Stock beneficially owned by FMR Corp. ("FMR") is reported on the basis of a Schedule 13G filed with the Commission under the 1934 Act. As reported in such Schedule 13G, two wholly-owned subsidiaries of FMR beneficially own an aggregate of 3,226,203 shares of the Company's Common Stock and members of the family of Edward C. Johnson 3d, Chairman of FMR, may be deemed, under the Investment Company Act of 1940, as amended, to form a controlling group with respect to FMR.

(4) The amount of the Company's Common Stock beneficially owned by Southeastern Asset Management, Inc. ("Southeastern") is reported on the basis of a
    Schedule 13G filed with the Commission under the 1934 Act. Southeastern has advised the Company that it has acquired the shares of the Company's Common Stock for investment.

(5) Includes options to acquire 47,500, 20,000, 9,750 and 25,814 shares of Common Stock, exercisable within the next 60 days, held by Messrs. Avansino, Huckestein, Celey and Eric Hilton, respectively.

(6) Of the 683,540 shares reflected in the above table, 473,568 shares are owned by the Arie and Ida Crown Memorial (of which Mr. Crown is a director); 59,972 shares are owned by The Crown Fund, a partnership (of which Mr. Crown is a partner); and 150,000 shares are owned by Pines Trailer Limited Partnership (the partners of which are a corporation, of which Mr. Crown is a director, officer and stockholder, and a partnership, of which Mr. Crown is a partner). Mr. Crown disclaims beneficial ownership of the 683,540 shares reflected in the above table, except to the extent of his indirect beneficial ownership therein.

(7)  Includes          shares  issuable upon exercise  of employee stock options
    granted to executive officers, exercisable within the next 60 days, but excludes the shares owned by the Fund (see note 2 above).

                             ELECTION OF DIRECTORS

    The By-laws of the Company provide for the election of eleven directors to constitute the Board and, under the terms of the Company's Restated Certificate of Incorporation and By-laws, as amended, the Board has been divided into three classes of directors, each of which is elected to serve a term of three years. With respect to the directors to be elected at the Company's 1996 annual meeting for the term expiring in 1999, the Company's By-laws provide that nominations for directors shall be made by the Board of Directors (based on recommendations made by the Nominating Committee) at a Board meeting, or by written consent in lieu of a meeting, not less than 30 days prior to the date of the meeting at which directors are scheduled to be elected and that each nominee shall, at the request of the Company, provide the Company with certain information for inclusion in the Company's proxy statement for such meeting. The By-laws further provide that notice of proposed stockholder nominations for election of directors must be given to the Nominating Committee of the Company not less than 60 days prior to the meeting at which directors are to be elected and requires that such notice must contain certain information about each proposed nominee, including age, business and residence addresses, principal occupation, the number of shares of capital stock of the Company beneficially owned and such other information as would be required to be included in a proxy statement soliciting proxies for the election of such proposed nominee. Provision is also made for substitution of nominees by the Board of Directors or the proposing stockholder, as the case may be, in the event that a designated nominee is unable or unwilling to stand for election at the meeting. If the Chairman of the meeting of stockholders determines that a nomination was not made in accordance with the foregoing procedures, such nomination shall be void.

    Gregory R. Dillon is retiring as a Director and therefore not standing for re-election. All of the nominees have previously been elected by the Company's stockholders, except Stephen F. Bollenbach, who is filling the vacancy created by Mr. Dillon's retirement.

    The Board of Directors has nominated, and it is the intention of the persons named in the enclosed proxy to vote for the election of, the four nominees named below, each of whom has consented to serve as a director if elected. The terms of the remaining directors expire as indicated in the following table.

    The information set forth below is submitted with respect to the persons nominated for election to the Board and the remaining directors. Unless otherwise indicated in the table or a footnote thereto, each such person has engaged in his or her principal occupation since at least January 1991. Only directorships of issuers with a class of securities registered pursuant to
Section 12 of the 1934 Act or subject to the requirements of Section 15(d) thereof and directorships of issuers registered as investment companies under the Investment Company Act of 1940 are listed in the table below.

                                                          TERM TO
                                                          EXPIRE      YEAR
                                                            AT       SERVICE
                                                          ANNUAL    COMMENCED
            NAME, PRINCIPAL OCCUPATION                    MEETING    OR WILL
             AND OTHER DIRECTORSHIPS                AGE     IN      COMMENCE
--------------------------------------------------  ---   -------   ---------
NOMINEES:

STEPHEN F. BOLLENBACH                               53     1999       1996
  Chief Financial Officer, The Trump Organization,
  until March 1992, Chief Financial Officer,
  Marriott Corporation, until October 1993,
  President and Chief Executive Officer, Host
  Marriott Corporation, until April 1995, Senior
  Executive Vice President and Chief Financial
  Officer, The Walt Disney Co., until February
  1996 and, thereafter, President and Chief
  Executive Officer, Hilton Hotels Corporation.

DIETER H. HUCKESTEIN                                52     1999       1995
  Senior Vice President-Hawaiian Region, Hilton
  Hotels Corporation, until May 1991, Senior Vice
  President-Hawaii/California/Arizona Region,
  Hilton Hotels Corporation, until May 1994 and,
  thereafter, Executive Vice President, Hilton
  Hotels Corporation and President-Hotel
  Operations.

DONALD R. KNAB                                      73     1999       1989
  Chairman and Chief Executive Officer, BPT
  Properties, L.P., a commercial real estate
  development company, until January 1992 and,
  until December 1992, Senior Consultant thereto
  and, since January 1988, President, Donald R.
  Knab Associates, Inc., an investment advisory
  firm, and, since October 1994, Vice Chairman,
  Deansbank Investments, Inc.-property
  investments.

BENJAMIN V. LAMBERT                                 57     1999       1976
  Chairman and Chief Executive Officer, Eastdil
  Realty Co. L.L.C., real estate investment
  bankers.

                                                          TERM TO
                                                          EXPIRE      YEAR
                                                            AT       SERVICE
                                                          ANNUAL    COMMENCED
            NAME, PRINCIPAL OCCUPATION                    MEETING    OR WILL
             AND OTHER DIRECTORSHIPS                AGE     IN      COMMENCE
--------------------------------------------------  ---   -------   ---------

PRESENT DIRECTORS:

RAYMOND C. AVANSINO, JR.                            52     1998       1986
  Partner, Avansino, Melarkey, Knobel & McMullen,
  attorneys-at-law, until February 1993, President
  and Chief Operating Officer, Hilton Hotels
  Corporation until 1996 and, thereafter,
  Consultant to the President and Chief Executive
  Officer, Hilton Hotels Corporation. He is
  Chairman of the Board of the E.L. Wiegand
  Foundation, a private charitable trust.

A. STEVEN CROWN                                     44     1998       1992
  General Partner, Henry Crown and Company, a
  holding company which includes diversified
  manufacturing operations, marine operations and
  real estate ventures.

BARRON HILTON                                       68     1997       1965
  Chairman of the Board, President and Chief
  Executive Officer, Hilton Hotels Corporation,
  until February 1993, Chairman of the Board and
  Chief Executive Officer, Hilton Hotels
  Corporation until February 1996 and, thereafter,
  Chairman of the Board, Hilton Hotels
  Corporation.

ERIC M. HILTON                                      62     1998       1989
  Senior Vice President-Real Estate Development,
  International, Hilton Hotels Corporation, until
  May 1992, Executive Vice President-International
  Operations, Hilton Hotels Corporation from May
  1992 until May 1993 and, since May 1993, Vice
  Chairman of the Board, Hilton Hotels
  Corporation.

ROBERT L. JOHNSON                                   49     1997       1994
  Chairman and Chief Executive Officer of Black
  Entertainment Television, a cable programming
  service, and Chairman, President and Chief
  Executive Officer of BET Holdings, Inc., a
  diversified media holding company, since August
  1991, and Chairman and Chief Executive Officer
  of District Cablevision, cable operator in the
  District of Columbia.

                                                          TERM TO
                                                          EXPIRE      YEAR
                                                            AT       SERVICE
                                                          ANNUAL    COMMENCED
            NAME, PRINCIPAL OCCUPATION                    MEETING    OR WILL
             AND OTHER DIRECTORSHIPS                AGE     IN      COMMENCE
--------------------------------------------------  ---   -------   ---------

DONNA F. TUTTLE                                     48     1998       1992
  Chairman and Chief Executive Officer, Ayer
  Tuttle, the western division of NW Ayer
  Incorporated, an international advertising firm
  from 1989 to 1992 and from 1989 to 1995,
  President, Donna F. Tuttle, Inc., a travel and
  tourism consulting and public relations firm,
  and, since 1992, President, Korn Tuttle Capital
  Group, a financial consulting and investments
  firm, and a director of Duff & Phelps, Inc., a
  financial services firm.

SAM D. YOUNG, JR.                                   66     1997       1975
  Chairman, Trans West Enterprises, Inc., an
  investment company, and director, Texas Commerce
  Bank-El Paso.

INFORMATION CONCERNING THE BOARD OF DIRECTORS AND CERTAIN COMMITTEES THEREOF

    Among the committees created by the Board of Directors are an Audit Committee, a Personnel and Compensation Committee and a Nominating Committee. Presently, the members of the Audit Committee are A. Steven Crown, Robert L. Johnson, Donald R. Knab (Chair), Benjamin V. Lambert, Donna F. Tuttle and Sam D. Young, Jr.; the members of the Personnel and Compensation Committee are A. Steven Crown, Robert L. Johnson, Donald R. Knab, Benjamin V. Lambert (Chair), Donna F. Tuttle and Sam D. Young, Jr.; and the members of the Nominating Committee are Raymond C. Avansino, Jr., Barron Hilton, Donald R. Knab, Benjamin
V. Lambert, and Donna F. Tuttle (Chair).

    The functions of the Audit Committee include reviewing the independence of the independent auditors, recommending to the Board of Directors the engagement and discharge of independent auditors, reviewing with the independent auditors the plan and results of auditing engagements, approving or ratifying each professional service provided by independent auditors which is estimated by management to cost more than 10% of the previous year's audit fee, considering the range of audit and nonaudit fees, reviewing the scope and results of the Company's procedures for internal auditing and the adequacy of internal accounting controls and directing and supervising special investigations.

    The Personnel and Compensation Committee reviews and establishes the general employment and compensation practices and policies of the Company and approves procedures for the administration thereof, including such matters as the total salary and fringe benefit programs. However, the Stock Option Committees, the memberships of which are identical to that of the Personnel and Compensation Committee, administer the Company's 1990 Stock Option and Stock Appreciation Rights Plan, the 1996 Stock Incentive Plan and the 1996 Chief Executive Stock Incentive Plan and the Committees of the 1990 Plan and the 1996 Plans recommend to the Board of Directors the granting of options and stock appreciation rights under the respective Plans (see "Executive Compensation" on page 9).

    The functions of the Nominating Committee include recommending nominees to the Board of Directors to fill vacancies on the Board, reviewing on a continuing basis, and at least once a year, the structure of the Board to assure its continuity and to assure that the proper skills and experience are represented on the Board, and reviewing any potential conflicts of Board members individually whenever a prospective Board member is being considered for election to the Board. See "Election of Directors" for procedures to be followed by stockholders in submitting recommendations to the Nominating Committee for nominees to the Board of Directors.

    The Board of Directors, Audit Committee, Personnel and Compensation Committee and Nominating Committee held a total of ten, three, five and one meetings during 1995, respectively. Each director attended more than 75% of the aggregate number of meetings of the Board and the Committees on which each director served.

    Each director who is not also an officer was paid an annual retainer of $25,000. In addition, each director received $900 for each meeting of the Board of Directors attended and $750 (except the Chair of a Committee received $1,000) for each meeting of a Committee attended. Such directors also receive, with certain exceptions, complimentary rooms and 25% discount on food and beverage when traveling on non-business travel to Company owned or managed properties.

    The Company also maintains an unfunded Directors' Retirement Benefit Plan, which provides retirement benefits to nonemployee directors of the Company who retire at or after age 65 with ten years of service as a director. The annual retirement benefit is equal to 100% of the director's highest average annual fees during any period of 36 consecutive months, and is payable for ten years or until the retired director's death, whichever occurs first. The plan also provides a surviving spouse's benefit equal to one-half of the benefit otherwise payable to the director.

CERTAIN RELATIONSHIPS AND INTERESTS IN CERTAIN TRANSACTIONS

    Except as disclosed in the column entitled "Name, Principal Occupation and Other Directorships" in the table above, none of the nominees' or directors' principal occupations have been as an employee of the Company or its subsidiaries and affiliates. Barron Hilton and Eric M. Hilton are brothers. Except for such family relationship, none of the nominees and directors are related to executive officers of the Company.

    The Company or its subsidiaries has had since January 1, 1995, or presently contemplates having, the transactions described below (in addition to certain other transactions described elsewhere herein), with nominees and directors or with firms, corporations or entities in which such nominees and directors are affiliated. The Company uses, in the ordinary course of business, products and services of organizations in which Barron Hilton has an interest. The amounts involved have in no case been material in relation to the business of the Company, of any such organizations, or Mr. Hilton.

    During 1995, Barron Hilton reimbursed the Company $388,238 for costs incurred in connection with the Earthwinds Hilton project pursuant to a written agreement. The Company incurred no expense in 1995 in connection with this project. The Earthwinds Hilton project was a manned helium balloon system intended to circumnavigate the earth non-stop. The project was abandoned in early 1995.

    Further, the Company's casinos in Las Vegas and Reno, Nevada, regularly send and pay for their guests to visit certain conference facilities in Yerington, Nevada, which are owned by Barron Hilton. In this regard, in 1995, Mr. Hilton received payments approximating $67,000.

                             EXECUTIVE COMPENSATION

    There is shown below information concerning the annual and long-term compensation for services in all capacities to the Company for the fiscal years ended December 31, 1995, 1994, and 1993 of the Named Officers at December 31, 1995.

                           SUMMARY COMPENSATION TABLE

                                                                               LONG TERM
                                                                              COMPENSATION
                                                                              ------------
                                                      ANNUAL COMPENSATION        STOCK
                                                    ------------------------    OPTIONS         ALL OTHER
NAME AND PRINCIPAL POSITION                         YEAR   SALARY   BONUS(3)  (SHARES)(4)    COMPENSATION(5)
--------------------------------------------------  ----  --------  --------  ------------   ---------------
Barron Hilton (1).................................  1995  $650,000  $350,000     --              $3,000
Chairman and Chief Executive Officer                1994   650,000   350,000     --               3,000
                                                    1993   665,128   340,000     --               4,717
Raymond C. Avansino, Jr. (2)......................  1995   595,833   350,000     --               3,000
President and Chief Operating Officer               1994   567,477   375,000     90,000           3,000
                                                    1993   427,669   350,000     50,000          --
Dieter H. Huckestein..............................  1995   336,917   250,000     --               3,000
Executive Vice President, Hilton Hotels             1994   278,167   165,000     25,000           3,000
Corporation, and President-Hotel                    1993   179,583    86,000     --               4,717
Operations
F. M. Celey, Jr...................................  1995   336,917   300,000     --               3,000
Executive Vice President, Hilton Hotels             1994   246,380   140,000     25,000           3,000
Corporation, and President-Gaming                   1993   183,573   100,000     --               3,899
Operations
Eric M. Hilton....................................  1995   279,900   185,000     --               3,000
Vice Chairman                                       1994   268,750   175,000     12,000           3,000
                                                    1993   250,250   175,000     --               4,717

------------
(1) Effective February 2, 1996, Mr. Hilton resigned as Chief Executive Officer. Effective the same date, Stephen F. Bollenbach was elected President and Chief Executive Officer.

(2) Effective January 30, 1996, Mr. Avansino resigned as President and Chief Operating Officer, and continues to be employed by the Company as Consultant to the President and Chief Executive Officer.

(3) The Personnel and Compensation Committee approved the payment of such bonuses. Of such bonus amounts, $325,000, $300,000, $152,100, $152,100 and
    $126,360 were accrued by the Company in 1995 for Messrs. Barron Hilton, Avansino, Huckestein, Celey and Eric Hilton, respectively, pursuant to the Company's Incentive Compensation Plan; the remainder of such bonuses was paid pursuant to the Personnel and Compensation Committee's discretionary authority (see the Personnel and Compensation Committee Report on Executive Compensation on page 11).

(4) Although the Company's 1990 Stock Option and 1996 Plans permit grants of stock appreciation rights (SARs), no grants of SARs have been made.

(5) Represents amounts contributed or accrued for fiscal 1995, 1994 and 1993 for the Named Officers under the Company's Investment Plan, which provides benefits to eligible employees, including the Named Officers. Each dollar contributed by an eligible employee through payroll deductions, up to 4% of such employee's annual earnings, is matched by a Company contribution, subject to certain government limitations.

OPTION GRANTS

    There were no option grants in fiscal 1995 to the Named Officers.

OPTION EXERCISES AND FISCAL YEAR-END VALUES

    Shown below is information with respect to the exercised options and the unexercised options to purchase the Company's Common Stock granted under the Company's 1984 and 1990 Stock Option and Stock Appreciation Rights Plans to the Named Officers and held by them at December 31, 1995.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION/SAR VALUES

                                                       NUMBER OF
                                                    SHARES ACQUIRED    VALUE                                    VALUE OF
                                                      ON EXERCISE     REALIZED                                 UNEXERCISED
                                                    ---------------   --------                                 IN-THE-MONEY
                                                                                          NUMBER OF            OPTIONS  AT
                                                                                   UNEXERCISED OPTIONS AT       DECEMBER
                                                                                      DECEMBER 31, 1995        29, 1995(1)
                                                                                 ---------------------------   -----------
                       NAME                                                      EXERCISABLE   UNEXERCISABLE   EXERCISABLE
--------------------------------------------------                               -----------   -------------   -----------
Barron Hilton.....................................      --               --         --            --              --
Raymond C. Avansino, Jr...........................      --               --        47,500         92,500        $337,500
Dieter H. Huckestein..............................      --               --        13,750         25,000         326,719
F. M. Celey, Jr...................................       2,126        $ 66,489     10,250         18,750         125,750
Eric M. Hilton....................................      --               --        22,814         12,000         590,250


                       NAME                         UNEXERCISABLE
--------------------------------------------------  -------------
Barron Hilton.....................................      --
Raymond C. Avansino, Jr...........................    $337,500
Dieter H. Huckestein..............................     218,531
F. M. Celey, Jr...................................         -0-
Eric M. Hilton....................................         -0-

------------
(1) Based on the fair market value of $61.06, which represents the mean between the highest and lowest prices at which the Company's Common Stock was traded on that date on the New York Stock Exchange.

    NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S PREVIOUS FILINGS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE 1934 ACT, THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE FOLLOWING PERSONNEL AND COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION AND THE STOCKHOLDER RETURN PERFORMANCE GRAPH ON PAGE 15 SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS.

                  PERSONNEL AND COMPENSATION COMMITTEE REPORT
                           ON EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION PROGRAMS

    The Company's Personnel and Compensation Committee (the "Committee") and the Stock Option Committee establish and monitor policies and procedures and approve actions associated with the compensation and stock option programs affecting the Named Officers and other senior officers of the Company (the "Executive Group").

    The Company's executive compensation program is designed to closely link the compensation received by participants to the achievement of specific earnings goals for the Company and its business units, to appreciation in the price of the Company's Common Stock, and in certain instances, to the achievement of individual goals. Through this direct link between pay and Company and individual performance, it is the intent of the program to focus participants on factors that drive the Company's financial success and the creation of incremental stockholder value.

    The key components of the Company's executive compensation program include annual compensation consisting of base salaries and annual performance bonuses, and long-term incentive compensation consisting exclusively of stock options. It is the Committee's policy to target total compensation (i.e., the sum of base salary, annual performance bonus, stock option grants and other benefits) for the Executive Group approximately at the median (50th percentile) of a "competitive market" consisting of a combination of large, publicly traded hotel/gaming companies (publicly held companies that primarily operate land based casinos) and a randomly selected sample of FORTUNE 500 Service firms comparable in size to the Company. To the extent possible, the same hotel/gaming companies used to competitively assess the Company's executive compensation levels are used to compare the Company's stock performance in the Total Stockholder Return Performance Graph.

    Actual total compensation paid to the Executive Group as a whole and to individual executives within the Executive Group may exceed or fall below median competitive levels both annually and over time based on a variety of factors, including the Company's financial performance, the performance of the Company's Common Stock, the performance of the executive's area of responsibility, the Committee's assessment of an executive's individual performance, the executive's experience in his or her role, and the executive's length of service with the Company. The Committee believes that providing a performance sensitive target total compensation opportunity approximately equal to the median of the "competitive market" is required to motivate and attract and retain quality management talent.

    The Committee does not use competitive financial and stockholder value performance comparisons to determine the compensation of the Company's Executive Group, due primarily to the limited number of other publicly traded firms with a mix of business (i.e., hotels and gaming) similar to the Company. Also, it is the Committee's opinion that because the Company's financial performance and stockholder value are influenced to a meaningful degree by a unique set of external factors (i.e., gaming regulations and global economic conditions which influence travel trends), comparing the Company's financial or stock price performance across different industries can be misleading.

    In establishing target total compensation levels for the Executive Group, the Company periodically reviews data on market compensation practices prepared by outside, independent compensation consultants. It is the Committee's belief that the actual 1995 total compensation provided to the Company's Executive Group is consistent with the Committee's policy of providing target total pay at median market levels with meaningful upside and downside leverage based on performance.

BASE SALARY

    During fiscal 1995, the Named Officers, excluding Mr. Barron Hilton whose salary was not adjusted, received salary increases averaging approximately 5.3%. Of these increases, Messrs. Huckestein, Celey and Eric Hilton received increases of 4%, which was consistent with the Committee's understanding of what currently constituted a median market salary adjustment for management positions. Mr. Avansino received a salary increase of slightly over 9%, which reflected the highly competitive market in the gaming industry.

ANNUAL BONUS PLAN

    Each participant in the Company's executive annual bonus plan is assigned a maximum formula based award opportunity expressed as a percentage of the participant's base salary. The maximum formula based award opportunity for the participants in the program ranges from 20% to 50% of base salary, depending on the participant's role. A target formula based award opportunity is not established.

    The amount of the formula based award earned under the program depends upon the Company's level of achievement relative to an objective established by the Committee for the Company's earnings per share (EPS). In addition to formula based awards, the Company may pay discretionary awards based upon the
Committee's judgment regarding other performance indicators, including the Company's EPS performance compared to the maximum formula based objective, the Company's and business unit's earnings before interest and taxes (EBIT), market share growth, achievement of cost containment goals, Company stock price performance, and individual performance relative to each participant's primary area of responsibility.

    During fiscal 1995, the Company significantly exceeded the EPS objective established by the Committee for the formula based award under the annual bonus plan, triggering a maximum formula based payout. In addition, the Committee paid discretionary awards to recognize that EPS performance meaningfully exceeded the maximum formula based objective and to recognize superior individual contributions made during the year.

LONG TERM INCENTIVE PROGRAM

    The Company's long term incentive program consists exclusively of periodic grants of stock options at the discretion of the Stock Option Committee, with an exercise price equal to the fair market value of the Company's Common Stock on the date of grant. To encourage retention, the ability to exercise options granted under the program is subject to vesting restrictions determined by the Committee. Decisions made by the Committee regarding the timing and size of option grants take into account Company and individual performance, "competitive market" practices, and the size of option grants made in prior years. The Committee does not consider current option holdings when granting options.

    At the 1995 annual meeting, the Company's stockholders approved an amendment to the Company's 1990 Stock Option and Stock Appreciation Rights Plan that limits the maximum number of options that may be granted to any employee during any one fiscal year to 150,000. The approval of this amendment assured the continued deductibility to the Company under existing law of compensation from the exercise of stock options granted under the plan.

    During 1995, no stock options were granted to any of the Named Officers or to other Executive Officers of the Company.

CHIEF EXECUTIVE OFFICER COMPENSATION

    In making decisions concerning the compensation of the Company's Chief Executive Officer (Barron Hilton), the Committee takes into account the financial and strategic performance of the Company as well as data provided by outside, independent compensation consultants concerning the total compensation paid to Chief Executive Officers of large, publicly traded hotel/gaming companies and FORTUNE 500 SERVICE firms comparable in size to the Company.

    After considering Mr. Hilton's request not to adjust his salary, the Committee made no adjustment to Mr. Hilton's salary during 1995.

    At its January 1996 meeting, the Committee approved a bonus of $350,000 for Mr. Hilton for 1995 performance, which is identical to the bonus paid to Mr. Hilton for performance during 1994. Of the amount approved for 1995 performance, $325,000 represents the formula based portion of the Company's executive annual bonus plan which generates a bonus for the Chief Executive Officer equal to 50% of base salary if the Company meets or exceeds the EPS objective established by the Committee for the year. The remaining $25,000 represents a discretionary award made by the Committee in recognition of the fact that the Company's EPS for 1995 significantly exceeded the objective established by the Committee.

    Like the Company's other executives, Mr. Hilton is eligible to receive stock options under the Company's stock option program. However, up to this time, Mr. Hilton has advised the Committee that he does not desire to be granted any options.

COMPENSATION PACKAGE OF NEW CHIEF EXECUTIVE OFFICER

    In February 1996, the Company hired Stephen F. Bollenbach as President and Chief Executive Officer and entered into a five-year employment agreement with Mr. Bollenbach. Among the key provisions of Mr. Bollenbach's employment agreement, he shall be entitled to a minimum annual base salary of $540,000 and be eligible for a target annual bonus opportunity of up to 100% of base salary (subject to a minimum annual guaranteed bonus for 1996 equal to $1,000,000 less the amount of salary earned during 1996). In addition, Mr. Bollenbach was granted 1,500,000 stock options, subject to stockholder approval of the 1996 Chief Executive Stock Incentive Plan at the Company's 1996 annual stockholders meeting. The options carry a five-year maximum term, have an exercise price equal to the fair market value of the Company's Common Stock on the date of grant, and vest in four equal annual installments beginning January 1, 1997, subject to acceleration for a change of control or qualified transaction (as each are defined in the employment agreement). Also, in the event that Mr. Bollenbach's employment with the Company is terminated by the Company at any time without cause or Mr. Bollenbach voluntarily terminates employment with the Company three years or more after his initial employment, he shall be entitled to a minimum payment ("substitute payment") of $20,000,000 (or, if his employment terminates due to death or disability, $10,000,000) less the amount of any gain received or receivable from the 1,500,000 options, including any appreciation in the price of shares acquired by Mr. Bollenbach by the exercise of his options. If Mr. Bollenbach receives the substitute payment, his options will cease to be exercisable five trading days thereafter. The option grant to Mr. Bollenbach will terminate if stockholder approval of the CEO Stock Incentive Plan (as defined below) is not obtained at the 1996 annual stockholders meeting, and unless the Company elects to implement a similar stock option award without obtaining such approval, Mr. Bollenbach's employment with the Company would terminate and the Company would be obligated to pay him $10,000,000. The agreement provides that the

Company will lend, and the Company has lent, Mr. Bollenbach $5,000,000. The loan is interest bearing and must be repaid in full at the earlier of January 1, 2000 or upon Mr. Bollenbach's termination of employment from the Company. The loan is on a full recourse basis and also will be secured by any net shares of the Company acquired by Mr. Bollenbach through the exercise of his options and, if applicable, his "substitute payment."

    The agreement entered into with Mr. Bollenbach was the result of arms length negotiations between the Company and Mr. Bollenbach. It is the Committee's opinion that the compensation provisions contained in the agreement were necessary to secure Mr. Bollenbach's employment and are in the best interests of the Company and its stockholders.

COMMITTEE POLICY REGARDING COMPLIANCE WITH SECTION 162(M) OF THE INTERNAL REVENUE CODE

    The 1993 Omnibus Budget Reconciliation Act ("OBRA") became law in August 1993. Under the law, Federal income tax deductions of publicly traded companies may be limited to the extent total compensation (including base salary, annual bonus, restricted stock awards, stock option exercises, and nonqualified benefits) for certain executive officers exceeds $1,000,000 in any one year. Under OBRA, the deduction limit does not apply to payments which qualify as "performance based." To qualify as "performance based," compensation payments must be made from a plan that is administered by a committee of outside directors and be based on achieving objective performance goals. In addition, the material terms of the plan must be disclosed to and approved by stockholders, and the committee must certify that the performance goals were achieved before payments can be awarded.

    The Committee intends to design the Company's compensation programs to conform with the OBRA legislation and related regulations so that the total compensation paid to any employee will not exceed $1,000,000 in any one year, except for compensation payments in excess of $1,000,000 which qualify as "performance based" or which are exempt for other reasons. However, the Company may pay compensation which is not deductible in limited circumstances if sound management of the Company so requires.

    In order to qualify the 1996 Stock Incentive Plan and the 1996 Chief Executive Stock Incentive Plan, including the stock options granted to Mr.
Bollenbach, as "performance based," the Company is recommending stockholder approval thereof. Further, both Plans have the individual annual maximum grant limitation as required to qualify the Plans as "performance based" (see "Proposed 1996 Stock Incentive Plan and 1996 Chief Executive Stock Incentive Plan" below).

    The  foregoing  report  has been  approved  by  all of  the  members  of the
Committee:

                           Benjamin V. Lambert, Chair
                                A. Steven Crown
                               Robert L. Johnson
                                 Donald R. Knab
                                Donna F. Tuttle
                               Sam D. Young, Jr.

                      STOCKHOLDER RETURN PERFORMANCE GRAPH

    Set forth below is a line graph comparing the yearly percentage change in the cumulative total stockholder return on the Company's Common Stock against the cumulative total return of the S&P Composite-500 Stock Index and a hotel/gaming peer group for the five fiscal years ending December 31, 1995.

                Comparison of Five Year Cumulative Total Return
      Among Hilton Hotels Corporation, S&P 500 and Hotel/Gaming Peer Group

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           HILTON HOTELS CORPORATION   S&P 500 INDEX   PEER GROUP (WEIGHTED AVERAGE)
Dec-90                           100              100                            100
Dec-91                           112              130                            133
Dec-92                           123              140                            191
Dec-93                           176              154                            279
Dec-94                           201              156                            258
Dec-95                           185              215                            284

Assumes $100 invested on December 31, 1990 in the Common Stock of Hilton Hotels Corporation, the S&P 500 Index, and Peer Companies. Total return assumes reinvestment of dividends.

(1) The Company-constructed hotel/gaming peer group is weighted annually by market capitalization and consists of major publicly-traded companies, four in the gaming industry and three in the hotel industry. The composition of the blended, Company-constructed hotel/gaming peer group produces a composite representative of the major publicly-traded competitors of the Company. However, it must be recognized that the number of publicly-traded companies with significant hotel operations is limited. Hence, the performance of the hotel/gaming peer group is driven to a greater degree by gaming companies which, as a group, outperformed the hotel industry during the period represented by the graph. The hotel/gaming peer group includes Bally Entertainment Corp., Circus Circus Enterprises, Inc., Harrah's
    Entertainment, Inc. (formerly Promus Companies, Inc.) Host Marriott Corporation, ITT Corporation, Marriott International, Inc., Mirage Resorts, Inc.

(2) While no companies were added to the hotel/gaming peer group, Caesars World was acquired by ITT Corporation in December 1994 and, therefore, is eliminated from all time periods. It should also be noted that ITT Corporation spun off ITT Hartford and ITT Industries, and Promus Companies, Inc. spun off Promus Hotel Corp. and changed its name to Harrah's Entertainment, Inc.

                     PROPOSED 1996 STOCK INCENTIVE PLAN AND
                   1996 CHIEF EXECUTIVE STOCK INCENTIVE PLAN

GENERAL

    In the opinion of the Board of Directors, the Company and its stockholders have benefited substantially from having certain officers and key employees acquire shares of its Common Stock pursuant to options granted under the 1984 Plan and the 1990 Plan. Such options and rights, in the opinion of the Board, have secured the benefits of the incentive resulting from stock ownership by such officers and key employees who are largely responsible for the Company's growth and success. The 1984 Plan has expired and no additional options can be granted thereunder. As of March 15, 1996, options have been exercised or are
outstanding  for     of  the       shares of Common Stock (as adjusted) reserved
for issuance under the 1990 Plan. In view of the expiration of the 1984 Plan and the limited number of shares available for grant under the 1990 Plan, the Board of Directors adopted in January 1996, subject to stockholder approval, the 1996 Stock Incentive Plan ("1996 Plan").

    The 1996 Plan authorizes the grant of options for 1,500,000 shares of Common Stock (subject to adjustment as provided in the Plan). The Board believed it advisable to make available these shares for the purpose of granting further stock options, so that shares can be allotted to officers and other key employees who have been or are optionees, consistent with their present responsibilities, and to other officers and key employees who assume or who, as a result of promotions, will assume new and important responsibilities.

    In addition, the Board of Directors has adopted the 1996 Chief Executive Stock Incentive Plan (the "CEO Plan" and together with the 1996 Plan, the "Plans"), subject to stockholders' approval at the annual meeting, authorizing 1,500,000 shares of Common Stock (subject to adjustment as provided in the CEO
Plan), all of which may be issued upon exercise of the options granted to Mr. Bollenbach pursuant to the terms of his Employment Agreement. The Board believed it advisable to make these shares available and to grant the options to Mr. Bollenbach to induce him to accept his position as President and Chief Executive Officer of the Company. The options are intended to provide additional incentive for Mr. Bollenbach to use his best efforts to maximize the performance and success of the Company.

    The Board recommends that stockholders vote FOR approval and adoption of the 1996 Plan and the CEO Plan. A majority of the shares of Common Stock of the Company voting at its annual meeting is required for such approval and adoption. Proxies will be voted for or against the 1996 Plan and the CEO Plan in accordance with specifications marked thereon and will be voted in favor of approval and adoption if no specification is made.

SUMMARY OF PLANS

    The following summary is subject to the full statement of the 1996 Plan, a copy of which is attached to this Proxy Statement as Exhibit A, and the CEO Plan, a copy of which is attached as Exhibit B.

    PURPOSE. The purpose of the Company's 1996 Plan and the CEO Plan is to provide additional incentives to officers and key employees and to Mr. Bollenbach, respectively, through investment in the Company's Common Stock. Under the 1996 Plan, either incentive options or non-incentive options (with or without stock appreciation rights in tandem therewith) are available for grant. Under the CEO Plan, only non-incentive options are made available for grant.

    ADMINISTRATION. The Plans are administered by a Committee appointed by the Board of Directors from those of its members not eligible to receive stock options and stock appreciation rights (the "Committee"). The Committee makes recommendations to the Board of Directors as to the granting of stock options to key employees of the Company and its subsidiaries. Subject to orders or resolutions not inconsistent with the provisions of the Plans issued or adopted from time to time by the Board of Directors, the Committee has the power to administer, construe and interpret the Plans and to make rules to implement the provisions thereof.

    ELIGIBILITY. Full-time officers and key employees of the Company and its subsidiaries (whether or not directors) are eligible to receive options under the Plan. Only Mr. Bollenbach is eligible to receive options under the CEO Plan, and all the options available under the CEO Plan have been granted, subject to approval by the Company's stockholders at the 1996 annual meeting. Directors who are not salaried officers or key employees are ineligible to receive options or stock appreciation rights under the Plan.

    SHARES SUBJECT TO THE PLAN. A maximum of 1,500,000 shares of Common Stock (subject to adjustment), par value $2.50 per share, are subject to each Plan. In the event of any merger, consolidation, reorganization, recapitalization, split-up, stock right distribution, stock dividend (see "Change in Control Provisions") or other change in corporate structure or capitalization affecting the Company's Common Stock, the number, exercise price and kind of shares that are subject to outstanding options will be adjusted in such manner and to such extent, if any, as the Committee or Board of Directors in their absolute discretion may deem appropriate in the circumstances. If an option expires or terminates for any reason during the term of the Plans and prior to the exercise thereof in full, the shares of Common Stock subject to, but not delivered under, such option shall be available for options thereafter granted under such Plan.

    OPTION PRICE. The purchase price of the stock subject to an option granted under the Plans shall be not less than 100% of the fair market value of such stock at the time the option is granted.

    TERM AND EXERCISE OF OPTIONS. All options granted under the 1996 Plan expire ten years after the grant thereof, except that such term may be reduced with respect to any option and/or stock appreciation right in the event of termination of employment, retirement or death of an optionee. All options granted under the 1996 Plan are exercisable by the holders thereof in such installments as the Committee shall determine; provided, however, that no option may be exercised prior to six months from the date of grant thereof, regardless of any other provision of the 1996 Plan. The options granted to Mr. Bollenbach under the CEO Plan carry a five-year maximum term and vest in four equal annual installments beginning January 1, 1997, subject to acceleration for a change of control or qualified transaction (as defined).

    Each stock option agreement evidencing options granted under the 1996 Plan shall contain an explicit reference as to whether any or all of the options granted thereunder are intended to be incentive stock options.

    STOCK APPRECIATION RIGHTS. Stock appreciation rights ("SARs") may be granted, in the sole discretion of the Committee, in connection with options granted under the 1996 Plan. Each SAR relates to the same shares of Common Stock covered by the companion option (or such lesser number of shares as the Committee may determine) and is subject to the same terms and conditions contained in the option except for such additional limitations as are required by the 1996 Plan or as may be included by the Committee in SARs granted. Each SAR entitles an optionee to surrender to the Company the unexercised related option, or any portion thereof, and to receive in exchange cash or shares of the Company's Common Stock, or a combination thereof, as the Committee shall determine, with a value equal to the fair market value on the exercise date of the Company's Common Stock over the option exercise price for the number of shares covered by the option, or portion thereof, which is surrendered. Notwithstanding any other provision of the 1996 Plan, no SAR may be exercised within a period of six months after the date of grant of the SAR. The 1996 Plan requires the Committee to impose a requirement that an optionee partially exercise an option concurrently with the exercise of the related SAR. Each optionee is required to pay to the Company any amount the Company is obligated to withhold for income taxes as a result of the exercise of a stock option or an SAR.

    NONTRANSFERABILITY OF STOCK OPTIONS. Neither stock options nor stock appreciation rights are transferable otherwise than by will or by the laws of descent and distribution, or in the case of a non-qualified stock option, pursuant to a qualified domestic relations order. During the lifetime of an optionee, a stock option and/or stock appreciation right is exercisable only by the optionee.

    DEATH, DISABILITY, RETIREMENT OR TERMINATION OF EMPLOYMENT. If an optionee dies while employed by the Company or a subsidiary or a disabled optionee dies within six months from the termination of employment, options may thereafter be exercised only to the extent they were exercisable at the time of death and may only be exercised within 12 months from the date of death, but in no event after the date of expiration of the option.

    If, after one year of continuous employment, an optionee ceases to be an employee of the Company or a subsidiary due to disability, options may thereafter be exercised only to the extent they were exercisable at the time of such cessation of employment and only within six months from the date of cessation of employment, but in no event after the date of expiration of the option.

    If, after one year of continuous employment, an optionee ceases to be an employee of the Company or a subsidiary due to retirement, options may thereafter be exercised only to the extent they were exercisable at the time of such cessation of employment and only within 24 months from the date of cessation of employment, but in no event after the date of expiration of the option.

    If, after one year of continuous employment, an optionee resigns or is discharged, options may thereafter be exercised (with the consent of the Company) only to the extent they were exercisable at the time of cessation of employment, and only within three months from the date of cessation of employment, but in no event after the date of expiration of the option.

    Stock  appreciation rights shall terminate  concurrently with termination of
employment  for  any  reason  whatsoever,  unless  otherwise  approved  by   the
Committee.

    Under the CEO Plan, if Mr. Bollenbach's employment with the Company terminates for any reason prior to the fifth anniversary of the date of grant, any stock option held by Mr. Bollenbach, to the extent exercisable as of the date of such termination (including any portion that becomes exercisable because of such termination), shall remain exercisable until the earlier of (x) the first anniversary of such date of termination or (y) the fifth anniversary of the date of grant.

    LEAVES OF  ABSENCE.   Leaves  of  absence  for those  periods  and  purposes
conforming to the personnel policies of the Company and as may be approved by the Committee, shall not be deemed terminations or interruptions of employment.

    CHANGE IN CONTROL PROVISIONS.

    (a) In the event of any recapitalization, merger, reorganization, consolidation, split-up, stock dividend or stock right distribution, the number, exercise price and kind of shares, etc. that are subject to outstanding options and stock appreciation rights will be adjusted (but without regard to fractions) in a fair and equitable manner by the Board of Directors of the Company, whose determination in each case shall be conclusive and binding on the Company and the optionee and optionee's legal representatives. In the event that provision is not made, in connection with any such merger, reorganization, consolidation or other change in corporate structure, for the continuation of the Plans and assumption of the options and stock appreciation rights theretofore granted (or the substitution of substantially identical options and stock appreciation rights of the surviving corporation or successor employer or a parent thereof), then each holder of an option and stock appreciation right shall be entitled, prior to the effective date of any such transaction, to exercise the option and stock appreciation right for the full number of shares covered thereby which the holder would otherwise have been entitled to acquire during the remaining term of such option and stock appreciation right.

    (b) The Plans provide that each outstanding option granted thereunder shall become exercisable in full for the aggregate number of shares covered thereby, in the event:

        (i) of (a) any consolidation or merger of the Company in which the Company is not the surviving corporation or pursuant to which shares of Common Stock would be converted into cash, securities or other property, other than a merger or consolidation of the Company in which the holders of Common Stock immediately prior to the merger or consolidation have the same proportionate ownership of Common Stock of the surviving or newly-formed corporation immediately after the merger or consolidation and provision is made in connection with any such merger or consolidation for the continuation of the Plans and assumption of the stock options and stock appreciation rights theretofore granted (or substitution of substantially identical options and stock appreciation rights of the successor corporation or a parent thereof), or (b) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company, or (c) the adoption of any plan or proposal for the liquidation or dissolution of the Company (each of the foregoing hereinafter referred to as a "Corporate Transaction"); or

        (ii) (a) any person (as such term is defined in Sections 13(d) (3) and 14 (d) (2) of the 1934 Act), other than the Hilton Interests, corporation or other entity shall purchase any Common Stock of the Company (or securities convertible into the Company's Common Stock) for cash, securities or any other consideration pursuant to a tender offer or exchange offer, or (b) any person, corporation or other entity (other than (y) the Company or any benefit plan sponsored by the Company or (z) any transferee acting as executor or trustee by will or the laws of descent and distribution) shall after the date options are first issued under the Plans become the "beneficial owner" (as such term is defined in Rule 13d-3 under the 1934
    Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the then outstanding securities of the Company ordinarily having the right to vote in the election of directors (each of the foregoing hereinafter referred to as a "Control Purchase"); or

        (iii) during any period of two consecutive years, individuals who at the beginning of such period constitute the entire Board shall cease for any reason to constitute a majority thereof unless the election, or the nomination for election by the Company's stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period (a "Board Change").

    TERMINATION. The term during which options and stock appreciation rights may be granted under the 1996 Plan expires on January 17, 2006, unless sooner terminated by the Board of Directors. Such termination has no effect on options or stock appreciation rights then in effect.

TAX CONSEQUENCES

    The Federal income tax consequences of an employee's participation in the Plans are complex and subject to change. The following discussion is only a summary of the general rules applicable to remuneration-related options. Employees should consult their own tax advisors since a taxpayer's particular situation may be such that some variation of the rules described below will apply.

    INCENTIVE STOCK OPTIONS. If an option granted under the Plans is treated as an incentive stock option, the optionee will not recognize any income upon either the grant or the exercise of the option and the Company will not be allowed a deduction for Federal income tax purposes. Upon a sale of the shares, the tax treatment to the optionee and the Company will depend primarily upon whether the optionee has met certain holding period requirements at the time he or she sells the shares. In addition, as discussed below, the exercise of an incentive stock option may subject the optionee to alternative minimum tax liability.

    If the optionee disposes of the shares either within two years after the date the option is granted or within one year after the transfer of the shares to the optionee, such disposition will be treated as a disqualifying disposition and an amount equal to the lesser of (i) the fair market value of the shares on the date of exercise minus the purchase price, or (ii) the amount realized on the disposition minus the purchase price, will be taxed as ordinary income to the optionee in the taxable year in which the disposition occurs. The excess, if any, of the amount realized upon disposition over the fair market value at the time of the exercise of the option will be treated as long-term capital gain if the shares have been held for more than one year following the exercise of the option. In the event of a disqualifying disposition, the Company may withhold income taxes from the optionee's compensation with respect to the ordinary income realized by the optionee as a result of the disqualifying disposition.

    The exercise of an incentive stock option may subject an optionee to alternative minimum tax liability because the excess of the fair market value of the shares at the time an incentive stock option is exercised over the purchase price of the shares is included in income for purposes of the alternative minimum tax. Consequently, an optionee may be obligated to pay alternative minimum tax in the year he or she exercises an incentive stock option.

    In general, there will be no Federal income tax consequences to the Company upon the grant, exercise or termination of an incentive stock option. However, in the event an optionee sells or disposes of stock received upon the exercise of an incentive stock option in a disqualifying disposition, the Company will be entitled to a deduction for Federal income tax purposes in an amount equal to the ordinary income, if any, recognized by the optionee upon disposition of the shares.

    NONQUALIFIED STOCK OPTIONS. Nonqualified stock options granted under the Plans do not qualify as "incentive stock options" and will not qualify for any special tax benefits to the optionee. An optionee generally will not recognize any taxable income at the time he or she is granted a nonqualified option. However, upon exercise, the optionee will recognize ordinary income for Federal and State, if any, income tax purposes measured by the excess of the then fair market value of the shares over the option price. The income realized by the optionee will be subject to income tax withholding.

    The optionee's basis for determination of gain or loss upon the subsequent disposition of shares acquired upon the exercise of a nonqualified stock option will be the amount paid for such shares plus any ordinary income recognized as a result of the exercise of such option. Upon disposition of any shares acquired pursuant to the exercise of a nonqualified stock option, the difference between the sale price and the optionee's basis in the shares will be treated as a capital gain or loss and will be characterized as long-term capital gain or loss if the shares have been held for more than one year at the date of their disposition.

    In general, there will be no Federal income tax consequences to the Company upon the grant or termination of a nonqualified stock option or a sale or disposition of the shares acquired upon the exercise of a nonqualified stock option. However, upon the exercise of a nonqualified stock option, the Company will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income that an optionee is required to recognize as a result of the exercise.

    TAXATION OF STOCK APPRECIATION RIGHTS. No income will be realized by an optionee upon the granting of a stock appreciation right. Upon the exercise of a stock appreciation right, an optionee will recognize income in an amount equal to the fair market value on the exercise date of the Common Stock or cash, or both, received, less any amount paid by the optionee for such rights, and the Company will be entitled to a deduction in an equal amount.

    The foregoing does not purport to be a complete description of the Federal income tax aspects of the options. The descriptions of the computation of the alternative minimum tax and determination of basis and holding period in the event of an option exercise with Previously Acquired Shares are very general in nature and omit certain items that may affect the tax computations of certain optionees. Optionees should, therefore, consult their tax advisors with respect to any questions they may have regarding the above described matters, as well as any state and local tax consequences.

VOTE REQUIRED AND BOARD RECOMMENDATION

    The majority of the shares represented at the meeting, in person or by proxy, will be necessary for the approval of the Plans. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSALS.

RETIREMENT PLANS

    Set forth below is a table with respect to the estimated annual amounts payable to the Named Officers upon retirement at age 65 from the Company's Retirement Plan and the Company's two supplementary plans associated with the Retirement Plan, the Benefit Replacement Plan and the Supplemental Executive Retirement Plan (collectively, the "Plans").

                      ESTIMATED ANNUAL RETIREMENT BENEFIT

                                                           YEARS OF SERVICE AT RETIREMENT
                                             ----------------------------------------------------------
COMPENSATION                                     15          20          25          30          35
-------------------------------------------  ----------  ----------  ----------  ----------  ----------
$ 350,000..................................  $  210,000  $  210,000  $  210,000  $  210,000  $  210,000
  400,000..................................     240,000     240,000     240,000     240,000     240,000
  450,000..................................     270,000     270,000     270,000     270,000     270,000
  500,000..................................     300,000     300,000     300,000     300,000     300,000
  600,000..................................     360,000     360,000     360,000     360,000     360,000
  800,000..................................     480,000     480,000     480,000     480,000     480,000
 1,000,000.................................     600,000     600,000     600,000     600,000     600,000
 1,200,000.................................     720,000     720,000     720,000     720,000     720,000
 1,400,000.................................     840,000     840,000     840,000     840,000     840,000

    The compensation covered by the Plans includes a participant's salary, bonus (if any) and living allowance (if any). Benefits under the Retirement Plan and the Benefit Replacement Plan are determined according to the highest five consecutive years of compensation, and benefits under the Supplemental Executive Retirement Plan are based upon the highest three years of compensation including compensation in the year immediately prior to retirement. Compensation above $800,000 paid in any year after 1993 is disregarded, but this limitation is not applied to any year before 1994. On December 31, 1995, Messrs. Barron Hilton, Avansino, Huckestein, Celey and Eric Hilton had 44, 3, 10, 29 and 44 years of service, respectively, under the Plans. The benefits set forth on the table assume receipt of a benefit on a straight life annuity basis and are reduced by 50% of the primary social security benefit to which a participant is entitled. Until April 1, 1994, the Supplemental Executive Retirement Plan and the Benefit Replacement Plan provided that the present value of a Named Officer's benefit be transferred from time-to-time to a grantor trust established by such officer, along with additional amounts needed to equalize the trust account to the after-tax benefits which would have been provided in the absence of the trust. Such transfers will resume if a change in control occurs.

CHANGE OF CONTROL ARRANGEMENTS

    The Company's Board of Directors has adopted a Change of Control Agreement ("Agreement") and, pursuant thereto, Agreements have been entered into with each of the Company's Named Officers and Mr. Bollenbach ("Officers"). Under the terms of the Agreement, each Officer will receive an amount equal to up to three times annual salary and bonus if, following a Change of Control (as hereinafter defined), such Officer is terminated without cause or if an Officer terminates for good reason (including, but not limited to, the assignment to such Officer of duties inconsistent with such Officer's position at the time of the Change of Control). The Agreement continues for renewable three-year terms or until normal retirement date, if earlier. Under the Agreement, a Change of Control with respect to the Company and the Agreement means (i) the acquisition (other than from the Company) by any person, entity or group, within the meaning of Section 13(d)(3) or 14(d)(2) of the 1934 Act (excluding, for this purpose, (A) the Company or its subsidiaries, (B) any employee benefit plan of the Company or its subsidiaries which acquires beneficial ownership of voting securities of the Company or (C) Barron Hilton or the Fund, collectively, the "Hilton Interests"), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of 20% or more of either the then outstanding shares of Common Stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors; or (ii) a majority of the membership of the present incumbent Board of Directors changes other than in the ordinary course; or (iii) there is a dissolution or liquidation of the Company, a sale of substantially all of its assets, or a merger that forces out a majority of the pre-merger stockholders. If any payment, whether pursuant to the Agreement or otherwise (i.e., under Retirement or Stock Option Plans), would be subject to the excise tax imposed by Section 4999 of the Code, then the Officer shall be entitled to receive an additional payment in an amount such that after payment by the Officer of all taxes (including any interest or penalties imposed with respect to such taxes), including any excise tax, imposed upon the additional payment, the Officer receives the same amount of compensation pursuant to the Agreement which such Officer would have received in the absence of any such taxes.

    In the event of a Change of Control, full vesting and immediate payment of benefits is provided in the Company's Supplemental Executive Retirement Plan regardless of age or years of credited service.

    STOCKHOLDER PROPOSAL RESPECTING NON-EMPLOYEE DIRECTORS' RETIREMENT PLAN

    The Company has been advised that a stockholder of the Company proposes to introduce the following resolution and statement in support thereof, which the Board of Directors opposes, at the 1996 Annual Meeting of Stockholders. (The name and address of, and the number of shares held by, the proponent can be obtained upon request to the Corporate Secretary of the Company.)

    "RESOLVED, that the shareholders assembled in person and by proxy, recommend
(i)  that all future non-employee directors  not be granted pension benefits and
(ii) current non-employee directors voluntarily relinquish their pension benefits."

STATEMENT BY STOCKHOLDER IN SUPPORT OF THE RESOLUTION

    "Aside from the usual reasons, presented in the past, regarding "double dipping," that is outside (non-employee) directors who are in almost all cases amply rewarded with their pension at their primary place of employment, and in many instances serving as outside pensioned directors with other companies, there are other more cogent reasons that render this policy as unacceptable.

    "Traditionally, pensions have been granted in both the private and public sectors for long term service. The service component usually represents a significant number of hours per week. The practice of offering pensions for consultants is a rarity. Outside directors' service could logically fit the definition of consultants and pensions for this type of service is an abuse of the term.

    "But more importantly, outside directors, although retained by corporate management, namely the C.E.O., are in reality representatives of shareholders. Their purpose is to serve as a impartial group to which management is accountable. Although outside directors are certainly entitled to compensation for their time and expertise, pensions have the pernicious effect of compromising their impartiality. In essence, pensions are management's grants to outside directors to insure their unquestioning loyalty and acquiescence to whatever policy management initiates, and at times, serving their own self interests. Thus, pensions become another device to enhance and entrench management's controls over corporate policies while being accountable only to themselves. I am a founding member of the Investors Rights Association of America and I feel this practice perpetuates a culture of corporate management "cronyism" that can easily be at odds with shareholder and company interest.

    "A final note in rebuttal to management's contention that many companies offer their outside directors pensions, so they can attract and retain persons of the highest quality. Since there are also companies that do not offer their outside directors pensions, can management demonstrate that those companies that offer pensions have a better performance record then their non-pensioned peers? In addition, do we have any evidence of a significant improvement in corporate profitability with the advent of pensions for outside directors?

    "I URGE YOUR SUPPORT, VOTE FOR THIS RESOLUTION."

STATEMENT BY THE BOARD OF DIRECTORS AGAINST THE RESOLUTION

    The Company has a Directors' Retirement Benefit Plan for non-employee Directors. Only Directors who have completed ten years of service as a Board member are eligible to participate. The Plan provides for the payment of an annual benefit to the Directors or his or her estate in an amount equal to 100% of the Director's highest average annual fees during any period of 36 consecutive months. The payments begin with the year of retirement and end with the earlier of the participant's death or the tenth annual payment. The Plan also provides a surviving spouse's benefit equal to one-half of the benefit otherwise payable to the

Director. The Company believes that it is in the best interests of its stockholders to have capable and experienced individuals serving on the Company's Board of Directors. In order for the Company to be able to attract and to motivate such individuals, it is necessary for the Company to provide a benefits package competitive with that of other major corporations. The benefits offered by the Plan are representative of those offered by other large corporations to their outside Directors.

    With the increased recognition of the link between corporate governance and the long-term strategic success of a corporation, the demands on the time, commitment and expertise of individuals serving as Directors of a major public corporation have risen to new levels. Accompanying these increased demands, has been a commensurate increase in Director accountability. The Company believes that it is necessary to compensate its outside Directors for their time and expertise. The Company believes that its compensation package to outside Directors not only helps to align the interests of its Directors with those of the Company but also provides for involved and motivated outside Board members with the capability and expertise to help create and insure the long term growth and success of the Company.

    The proponent presents no reasoned challenge to the Board of Directors' firm belief that the Directors Retirement Benefit Plan is in the best interests of the stockholders. The Board of Directors believes that the adoption of the proposal is not only unnecessary, but would be detrimental to the best interests of the Company and its stockholders in that it would adversely affect the Company's ability to attract and retain experienced Directors.

VOTE REQUIRED AND BOARD RECOMMENDATION

    The majority of the shares represented at the meeting, in person or by proxy, will be necessary for the adoption of Proposal 5. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE AGAINST PROPOSAL 5.

         STOCKHOLDER PROPOSAL RESPECTING DECLASSIFICATION OF THE BOARD

    The Company has been advised that a stockholder of the Company proposes to introduce the following resolution and statement in support thereof, which the Board of Directors opposes, at the 1996 annual meeting of Stockholders. (The name and address of, and the number of shares held by, the proponent can be obtained upon request to the Corporate Secretary of the Company.)

    "RESOLVED, that the stockholders of the Company request that the Board of Directors take the necessary steps, in accordance with state law, to declassify the Board of Directors so that all directors are elected annually, such declassification to be effected in a manner that does not affect the unexpired terms of directors previously elected."

STATEMENT BY STOCKHOLDER IN SUPPORT OF THE RESOLUTION

    "The election of directors is the primary avenue for stockholders to influence corporate governance policies and to hold management accountable for its implementation of those policies. I believe that the classification of the Board of Directors, which results in only a portion of the Board being elected annually, is not in the best interests of the Company and its stockholders.

    "The Board of Directors of the Company is divided into three classes serving staggered three-year terms. I believe that the Company's classified Board of Directors maintains the incumbency of the current Board and therefore of current management, which in turn limits management's accountability to stockholders.

    "I am a founding member of the Investors Rights Association of America and I believe that concerns expressed by companies with classified boards that the annual election of all directors could leave companies without experienced directors in the event that all incumbents are voted out by stockholders, are unfounded. In my view, in the unlikely event that stockholders vote to replace all directors, this decision would express stockholder dissatisfaction with the incumbent directors and reflect the need for change.

    "I URGE YOUR SUPPORT, VOTE FOR THIS RESOLUTION."

STATEMENT BY THE BOARD OF DIRECTORS AGAINST THE RESOLUTION

    Similar stockholder proposals have been submitted to other major corporations since the election by Directors by classes was approved by the Company's stockholders in 1985, the majority of which have been rejected. The Board continues to be of the opinion that a classified Board of Directors is beneficial to the Company and its stockholders because it provides continuity, stability and experience in the composition of the Board and in the policies formulated by the Board, while still providing for the election of a portion of the Board each year. Further, a classified Board reduces the possibility that a third party could effect a sudden or surprise change in majority control of the Company's Board of Directors without the support of the incumbent Board.

VOTE REQUIRED AND BOARD RECOMMENDATION

    The majority of the shares represented at the meeting, in person or by proxy, will be necessary for the adoption of Proposal 6. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE AGAINST PROPOSAL 6.

      STOCKHOLDER PROPOSAL RESPECTING NON-EMPLOYEE DIRECTORS' COMPENSATION

    The Company has been advised that a stockholder of the Company proposes to introduce the following resolution and statement in support thereof, which the Board of Directors opposes, at the 1996 Annual Meeting of Stockholders. (The name and address of, and the number of shares held by, the proponent can be obtained upon request to the Corporate Secretary of the Company.)

    "RESOLVED that the shareholders recommend that the board of directors take the necessary steps to ensure that from here forward all non-employee directors should receive a minimum of fifty percent of their total compensation in the form of company stock which cannot be sold for three years."

STATEMENT BY STOCKHOLDER IN SUPPORT OF THE RESOLUTION

    "A significant equity ownership by outside directors is probably the best motivator for facilitating identification with shareholders.

    "Traditionally, outside directors, usually selected by management, were routinely compensated with a fixed fee, regardless of corporate performance. In today's competitive global economy, outside directors must exercise a critical oversight of management's performance in furthering corporate profitability. All too often, outside directors oversight has been marked by complacency, cronyism, and inertia.

    "Corporate America has too many examples of management squandering company assets on an extended series of strategic errors. Meanwhile, Boards of Directors stood by and passively allowed the ineptitude to continue, well after disaster struck. They fiddled while Rome was burning.

    "When compensation is in company stock, there is a greater likelihood that outside directors will be more vigilant in protecting their own, as well as corporate, and shareholder interests.

    "What is being recommended in this proposal is neither novel or untried. A number of corporations have already established versions of such practices, namely, Scott Paper, The Travelers, and Hartford Steam Boiler.

    "Robert B. Stobough, Professor of Business Administration at the Harvard Business School, did a series of studies comparing highly successful to poorly performing companies. He found that outside directors in the better performing companies had significantly larger holdings of company stock than outside directors in the mediocre performing companies.

    "It can be argued that awarding stock options to outside directors accomplishes the same purpose of insuring director's allegiance to a company's profitability, as paying them exclusively in stock. However, it is our contention that stock options are rewarding on the upside, but offer no penalties on the downside, where shareholders bear the full downside risks. There are few strategies that are more likely to cement outside directors with shareholder interests and company profitability than one which results in their sharing the same bottom line."

STATEMENT BY THE BOARD OF DIRECTORS AGAINST THE RESOLUTION

    The Board agrees that it is desirable for directors to own Common Stock of the Company, and virtually all of the Company's Directors do own Common Stock of the Company. However, the Company does not believe that it is in the interest of the Company to require that one-half of Director compensation be paid in stock.

    The stockholder proposal removes the flexibility to determine the optimum form of compensation in order to attract and retain the best directors possible. This can vary from time to time based on general trends in Director compensation and the circumstances of individual candidates for the Board. The proposed mandate that one-half of Director compensation be in Common Stock may result in well-qualified individuals declining to serve as Directors of the Company because they consider cash and other forms of compensation offered by other corporations more desirable.

    The Board believes, as indicated by surveys, that the vast majority of public companies offer Directors a significant portion of their compensation in cash.

    Further, the stock given to Directors would constitute taxable income to them, but they would not be furnished cash with which to pay the taxes. This could mean that some Directors would sell stock to generate cash for the taxes due. To avoid this outcome, the Company would have to require that Directors retain all stock received as compensation, which would worsen the competitive disadvantage discussed above.

    None of these difficulties is addressed in the proponent's supporting statement.

VOTE REQUIRED AND BOARD RECOMMENDATION

    The majority of the shares represented at the meeting, in person or by proxy, will be necessary for the adoption of Proposal 7. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE AGAINST PROPOSAL 7.

                     RATIFICATION OF SELECTION OF AUDITORS

    Arthur Andersen LLP ("Andersen") was the Company's auditors for the year ended December 31, 1995. A representative of Andersen is expected to attend the annual meeting where the representative will have the opportunity to make a statement and will be available to respond to appropriate questions. Although the Board is not required to submit its selection of auditors for stockholder approval, the Board has elected to seek ratification by stockholders at the annual meeting of its appointment of Andersen to serve as the Company's auditors for fiscal 1996.

                      1997 ANNUAL MEETING OF STOCKHOLDERS

    The 1997 Annual Meeting of Stockholders is presently scheduled to be held on May 8, 1997. Any proposals of stockholders intended to be personally presented at such meeting must be received by the Corporate Secretary of the Company for inclusion in the Company's Proxy Statement and form of proxy no later than December 1, 1996.

                                    GENERAL

    The cost of preparing and mailing the notice of meeting, Proxy Statement and forms of proxy will be paid by the Company. In addition to mailing copies of this material to all stockholders, the Company has retained D.F. King & Co., Inc. to request banks and brokers to forward copies of such material to persons for whom they hold stock of the Company and to request authority for execution of the proxies. The Company will pay D.F. King & Co., Inc. a fee of $8,000 plus out-of-pocket expenses and disbursements.

    The only other business to be presented to the meeting, of which the directors and executive officers have knowledge, will be the approval of the minutes of the last meeting of stockholders, but it is not intended that action taken under the proxies will constitute approval of the matters referred to in such minutes. Although all nominees have indicated their readiness to serve if elected, if at the time of the meeting any of said nominees should be unable to serve as directors, the persons named in the proxies or their substitute(s) will, in their discretion, vote for other nominees, and if matters other than those for which authority is herein sought should arise at the meeting, it is intended that the shares represented by the proxies will be voted in the discretion of the persons named therein.

                                                                       EXHIBIT A

                           HILTON HOTELS CORPORATION
                           1996 STOCK INCENTIVE PLAN

SECTION 1.  PURPOSE; DEFINITIONS

    The purpose of the Plan is to give the Corporation a competitive advantage in attracting, retaining and motivating officers and employees and to provide the Corporation and its subsidiaries with a stock plan providing incentives more directly linked to the profitability of the Corporation's businesses and increases in shareholder value.

    For purposes of the Plan, the following terms are defined as set forth below:

       a. "AFFILIATE" means a corporation or other entity controlled by the Corporation and designated by the Committee from time to time as such.

       b.  "AWARD" means a Stock Appreciation Right or a Stock Option.

       c.  "BOARD" means the Board of Directors of the Corporation.

       d. "CHANGE IN CONTROL" and "CHANGE IN CONTROL PRICE" have the meanings set forth in Sections 7(b) and (c), respectively.

       e. "CODE" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

       f. "COMMISSION" means the Securities and Exchange Commission or any successor agency.

       g.  "COMMITTEE" means the Committee referred to in Section 2.

       h. "COMMON STOCK" means common stock, par value $2.50 per share, of the Corporation.

       i.  "CORPORATION"   means   Hilton   Hotels   Corporation,   a   Delaware
           corporation.

       j. "DISABILITY" means permanent and total disability as determined under procedures established by the Committee for purposes of the Plan.

       k. "DISINTERESTED PERSON" means a member of the Board who qualifies as a disinterested person as defined in Rule 16b-3(c)(2), as promulgated by the Commission under the Exchange Act, or any successor definition adopted by the Commission.

       l.  "RETIREMENT"  means  retirement  from  active  employment  with   the
           Corporation, a subsidiary or Affiliate at or after age 62.

       m. "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

       n. "FAIR MARKET VALUE" means, except as provided in Section 6(b)(ii)(2), as of any given date, the mean between the highest and lowest reported sales prices of the Common Stock on the New York Stock Exchange Composite Tape or, if not listed on such exchange, on any other national securities exchange on which the Common Stock is listed or on NASDAQ. If there is no regular public trading market for such Common Stock, the Fair Market Value of the Common Stock shall be determined by the Committee in good faith.

       o. "INCENTIVE STOCK OPTION" means any Stock Option designated as, and qualified as, an "incentive stock option" within the meaning of
    Section 422 of the Code.

       p. "NONQUALIFIED STOCK OPTION" means any Stock Option that is not an Incentive Stock Option.

       q. "PLAN" means the Hilton Hotels Corporation 1996 Stock Incentive Plan, as set forth herein and as hereinafter amended from time to time.

       r.  "RULE 16B-3" means Rule 16b-3, as promulgated by the Commission under
           Section 16(b) of the Exchange Act, as amended from time to time.

       s.  "STOCK APPRECIATION RIGHT" means a right granted under Section 6.

       t.  "STOCK OPTION" means an option granted under Section 5.

       u. "TERMINATION OF EMPLOYMENT" means the termination of the participant's employment with the Corporation and any subsidiary or
    Affiliate. A participant employed by a subsidiary or an Affiliate shall also be deemed to incur a Termination of Employment if the subsidiary or Affiliate ceases to be such a subsidiary or an Affiliate, as the case may be, and the participant does not immediately thereafter become an employee of the Corporation or another subsidiary or Affiliate. Temporary absences from employment because of illness, vacation or leave of absence and transfers among the Corporation and its subsidiaries and Affiliates shall not be considered Terminations of Employment.

    In addition, certain other terms used herein have definitions given to them in the first place in which they are used.

SECTION 2.  ADMINISTRATION

    The Plan shall be administered by the Stock Option Committee or such other committee of the Board as the Board may from time to time designate (the "Committee"), which shall be composed of not less than two Disinterested Persons, each of whom shall be an "outside director" for purposes of Section 162(m)(4) of the Code, and shall be appointed by and serve at the pleasure of the Board.

    The Committee shall have authority to make recommendations to the Board of Directors as to the granting of Awards pursuant to the terms of the Plan to officers and employees of the Corporation and its subsidiaries and Affiliates.

    Among other things, the Committee shall have the authority, subject to the terms of the Plan:

        (a) To select the officers and employees to whom Awards may from time to time be granted;

        (b) Determine whether and to what extent Incentive Stock Options, Nonqualified Stock Options and Stock Appreciation Rights or any combination thereof are to be granted hereunder;

        (c) Determine the number of shares of Common Stock to be covered by each Award granted hereunder;

        (d) Determine the terms and conditions of any Award granted hereunder (including, but not limited to, the option price (subject to Section 5(a)), any vesting condition, restriction or limitation (which may be related to the performance of the participant, the Corporation or any subsidiary or Affiliate) and any vesting acceleration or forfeiture waiver regarding any Award and the shares of Common Stock relating thereto, based on such factors as the Committee shall determine;

        (e) Modify, amend or adjust the terms and conditions of any Award, at any time or from time to time; and

        (f) Determine to what extent and under what circumstances Common Stock and other amounts payable with respect to an Award shall be deferred.

    The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable, to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreement relating thereto) and to otherwise supervise the administration of the Plan.

    The Committee may act only by a majority of its members then in office, except that the members thereof may (i) delegate to an officer of the Corporation the authority to make decisions pursuant to paragraphs (c), (f),
(g), (h) and (i) of Section 5 (provided that no such delegation may be made that would cause Awards or other transactions under the Plan to cease to be exempt from Section 16(b) of the Exchange Act) and (ii) authorize any one or more of their number or any officer of the Corporation to execute and deliver documents on behalf of the Committee.

    Any determination made by the Committee or pursuant to delegated authority pursuant to the provisions of the Plan with respect to any Award shall be made in the sole discretion of the Committee or such delegate at the time of the grant of the Award or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Committee or any appropriately delegated officer pursuant to the provisions of the Plan shall be final and binding on all persons, including the Corporation and Plan participants.

SECTION 3.  COMMON STOCK SUBJECT TO PLAN

    The total number of shares of Common Stock reserved and available for grant under the Plan shall be 1,500,000. No participant may be granted Awards covering in excess of 150,000 shares of Common Stock in any calendar year. Shares subject to an Award under the Plan may be authorized and unissued shares or may be treasury shares.

    If any Stock Option (and related Stock Appreciation Right, if any) terminates without being exercised, shares subject to such Awards shall again be available for distribution in connection with Awards under the Plan.

    In the event of any change in corporate capitalization, such as a stock split or a corporate transaction, any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Corporation, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Corporation, the Committee or Board may make such substitution or adjustments in the aggregate number and kind of shares reserved for issuance under the Plan, in the number, kind and option price of shares subject to outstanding Stock Options and Stock Appreciation Rights, in the number and kind of shares subject to other outstanding Awards granted under the Plan and/or such other equitable substitution or adjustments as it may determine to be appropriate in its sole discretion; PROVIDED, HOWEVER, that the number of shares subject to any Award shall always be a whole number. Such adjusted option price shall also be used to determine the amount payable by the Corporation upon the exercise of any Stock Appreciation Right associated with any Stock Option.

SECTION 4.  ELIGIBILITY

    Full-time (30 hours per week) officers and employees of the Corporation, its subsidiaries and Affiliates who are responsible for or contribute to the
management,   growth    and   profitability    of    the   business    of    the

Corporation, its subsidiaries and Affiliates are eligible to be granted Awards under the Plan. No grant shall be made under this Plan to a director who is not an officer or a salaried employee of the Corporation, its subsidiaries or Affiliates.

SECTION 5.  STOCK OPTIONS

    Stock Options may be granted alone or in addition to other Awards granted under the Plan and may be of two types: Incentive Stock Options and Nonqualified Stock Options. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

    The Committee shall have the authority to grant any optionee Incentive Stock Options, Nonqualified Stock Options or both types of Stock Options (in each case with or without Stock Appreciation Rights); PROVIDED, HOWEVER, that grants hereunder are subject to the aggregate limit on grants to individual participants set forth in Section 3. Incentive Stock Options may be granted only to employees of the Corporation and its subsidiaries (within the meaning of Section 424(f) of the Code). To the extent that any Stock Option is not designated as an Incentive Stock Option or even if so designated does not qualify as an Incentive Stock Option, it shall constitute a Nonqualified Stock Option.

    Stock Options shall be evidenced by option agreements, the terms and provisions of which may differ. An option agreement shall indicate on its face whether it is intended to be an agreement for an Incentive Stock Option or a Nonqualified Stock Option. The grant of a Stock Option shall occur on the date a majority of the independent directors of the Corporation ratify by resolution the Committee's recommendation with respect to the individuals to be participants in any grant of a Stock Option, the number of shares of Common Stock to be subject to such Stock Option to be granted to such individual and specifies the terms and provisions of the Stock Option. The Corporation shall notify a participant of any grant of a Stock Option, and a written option agreement or agreements shall be duly executed and delivered by the Corporation to the participant. Such agreement or agreements shall become effective upon execution by the Corporation and the participant.

    Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered nor shall any discretion or authority granted under the Plan be exercised so as to disqualify the Plan under Section 422 of the Code or, without the consent of the optionee affected, to disqualify any Incentive Stock Option under such Section 422.

    Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions as the Committee shall deem desirable:

       (a) OPTION PRICE. The option price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee and set forth in the option agreement, and shall not be less than the Fair Market Value of the Common Stock subject to the Stock Option on the date of grant.

       (b) OPTION TERM. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than ten years after the date the Stock Option is granted.

       (c) EXERCISABILITY. Except as otherwise provided herein, Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. If the Committee provides that any Stock Option is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Committee may determine. In addition, the Committee may at any time accelerate the exercisability of any Stock Option.

       (d) METHOD OF EXERCISE. Subject to the provisions of this Section 5, Stock Options may be exercised, in whole or in part, at any time during the option term by giving written notice of exercise to the Corporation specifying the number of shares of Common Stock subject to the Stock Option to be purchased.

        Such notice shall be accompanied by payment in full of the purchase price by certified or bank check or such other instrument as the Committee may accept. Payment, in full or in part, may also be made in the form of unrestricted Common Stock already owned by the optionee of the same class as the Common Stock subject to the Stock Option (based on the Fair Market Value of the Common Stock on the date the Stock Option is exercised).

        Payment for any shares subject to a Stock Option may also be made by delivering a properly executed exercise notice to the Corporation, together with a copy of irrevocable instructions to a broker to deliver promptly to the Corporation the amount of sale or loan proceeds to pay the purchase price, and, if requested, by the amount of any federal, state, local or foreign withholding taxes. To facilitate the foregoing, the Corporation may enter into agreements for coordinated procedures with one or more brokerage firms.

        No shares of Common Stock shall be issued until full payment therefor has been made. An optionee shall have all of the rights of a shareholder of the Corporation holding the class or series of Common Stock that is subject to such Stock Option (including, if applicable, the right to vote the shares and the right to receive dividends), when the optionee has given written notice of exercise, has paid in full for such shares and, if requested, has given the representation described in Section 11(a).

       (e) NONTRANSFERABILITY OF STOCK OPTIONS. No Stock Option shall be transferable by the optionee other than (i) by will or by the laws of descent and distribution; or (ii) in the case of a Nonqualified Stock Option, pursuant to a qualified domestic relations order (as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder) whether directly or indirectly or by means of a trust or partnership or otherwise, under the applicable option agreement. All Stock Options shall be exercisable, subject to the terms of this Plan, during the optionee's lifetime, only by the optionee or by the guardian or legal representative of the optionee or, in the case of a Nonqualified Stock Option, its alternative payee pursuant to such qualified domestic relations order, it being understood that the terms "holder" and "optionee" include the guardian and legal representative of the optionee named in the option agreement and any person to whom an option is transferred by will or the laws of descent and distribution or, in the case of a Nonqualified Stock Option, pursuant to a qualified domestic relations order.

       (f) TERMINATION BY DEATH. Unless otherwise determined by the Committee, if an optionee's employment terminates by reason of death, any Stock
    Option held by such optionee may thereafter be exercised, to the extent then exercisable, or on such accelerated basis as the Committee may determine, for a period of one year (or such other period as the Committee may specify in the option agreement) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

       (g) TERMINATION BY REASON OF DISABILITY. Unless otherwise determined by the Committee, if an optionee's employment terminates by reason of
    Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination, or on such accelerated basis as the Committee may determine, for a period of six months(or such other period as the Committee may specify in the option agreement) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the optionee dies within such period, any unexercised Stock Option held by such optionee shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of 12 months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Nonqualified Stock Option.

       (h) TERMINATION BY REASON OF RETIREMENT. Unless otherwise determined by the Committee, if an optionee's employment terminates by reason of
    Retirement, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of such Retirement, or on such accelerated basis as the Committee may determine, for a period of two years (or such other period as the Committee may specify in the option agreement) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the optionee dies within such period any unexercised Stock Option held by such optionee shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of 12 months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Nonqualified Stock Option.

       (i) OTHER TERMINATION. Unless otherwise determined by the Committee: (A) if an optionee incurs a Termination of Employment, all Stock Options held by such optionee shall thereupon terminate; and (B) if an optionee incurs a Termination of Employment for any reason other than death, Disability or Retirement, any Stock Option held by such optionee, to the extent then exercisable, or on such accelerated basis as the Committee may determine, may be exercised, with the consent of the Corporation, for the lesser of three months from the date of such Termination of Employment or the balance of such Stock Option's term; PROVIDED, HOWEVER, that if the optionee dies within such three-month period, any unexercised Stock Option held by such optionee shall, notwithstanding the expiration of such three-month period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of 12 months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. Notwithstanding the foregoing, if an optionee incurs a Termination of Employment at or after a Change in Control (as defined Section 7(b)), other than by reason of death, Disability or Retirement, any Stock Option held by such optionee shall be exercisable for the lesser of (1) six months and one day from the date of such Termination of Employment, and (2) the balance of such Stock Option's term. In the event of Termination of Employment, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of
    Section 422 of the Code, such Stock Option will thereafter be treated as a Nonqualified Stock Option.

       (j) CHANGE IN CONTROL CASH-OUT. Notwithstanding any other provision of the Plan, during the 60-day period from and after a Change in Control
    (the "Exercise Period"), unless the Committee shall determine otherwise at the time of grant, an optionee shall have the right, whether or not the Stock Option is fully exercisable and in lieu of the payment of the exercise price for the shares of Common Stock being purchased under the Stock Option and by giving notice to the Corporation, to elect (within the Exercise Period) to surrender all or part of the Stock Option to the Corporation and to receive cash, within 30 days of such notice, in an amount equal to the amount by which the Change in Control Price per share of Common Stock on the date of such election shall exceed the exercise price per share of Common Stock under the Stock Option (the "Spread") multiplied by the number of shares of Common Stock granted under the Stock Option as to which the right granted under this Section 5(j) shall have been exercised; PROVIDED, HOWEVER, that if the Change in Control is within six months of the date of grant of a particular Stock Option held by an optionee who is an officer or director of the Corporation and is subject to Section 16(b) of the Exchange Act no such election shall be made by such optionee with respect to such Stock Option prior to six months from the date of grant. However, if the end of such 60-day period from and after a Change in Control is within six months of the date of grant of a Stock Option held by an optionee who is an officer or director of the Corporation and is subject to Section 16(b) of the Exchange Act, such Stock Option shall be cancelled in exchange for a cash payment to the optionee, effected on the day which is six months and one day after the date of grant of such Option, equal to the Spread multiplied by the number of shares of Common Stock granted under the Stock Option. Notwithstanding the foregoing, if any right granted pursuant to this
    Section 5(j) would make a Change in Control transaction ineligible for pooling of interests accounting under APB No. 16 that but for this Section 5(j) would otherwise be eligible for such accounting treatment, the Committee shall have the ability to substitute the cash payable pursuant to this Section 5(j) with Stock with a Fair Market Value equal to the cash that would otherwise be payable hereunder.

SECTION 6.  STOCK APPRECIATION RIGHTS

    (a)GRANT AND EXERCISE. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under the Plan.
In the case of a Nonqualified Stock Option, such rights may be granted either at or after the time of grant of such Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of grant of such Stock Option. A Stock Appreciation Right shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option.

    A Stock Appreciation Right may be exercised by an optionee in accordance with Section 6(b) by surrendering the applicable portion of the related Stock Option in accordance with procedures established by the Committee. Upon such exercise and surrender, the optionee shall be entitled to receive an amount determined in the manner prescribed in Section 6(b). Stock Options which have been so surrendered shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.

    (b)TERMS AND CONDITIONS. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Committee, including the following:

        (i) Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate are exercisable in accordance with the provisions of Section 5 and this Section 6; PROVIDED, HOWEVER, that a Stock Appreciation Right shall not be exercisable during the first six months of its term by an optionee who is actually or potentially subject to Section 16(b) of the Exchange Act, except that this limitation shall not apply in the event of death or Disability of the optionee prior to the expiration of the six-month period.

        (ii) Upon the exercise of a Stock Appreciation Right, an optionee shall be entitled to receive an amount in cash, shares of Common Stock or both, equal in value to the excess of the Fair Market Value of one share of Common Stock over the option price per share specified in the related Stock Option multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

           In the case of Stock Appreciation Rights relating to Stock Options held by optionees who are actually or potentially subject to Section 16(b) of the Exchange Act, the Committee:

               (1) May require that such Stock Appreciation Rights be exercised for cash only in accordance with the applicable "window period" provisions of Rule 16b-3; and

               (2) In the case of Stock Appreciation Rights relating to Nonqualified Stock Options, may provide that the amount to be paid in cash upon exercise of such Stock Appreciation Rights during a Rule 16b-3 "window period" shall be based on the highest of the daily means between the highest and lowest reported sales prices of the Common Stock on the New York Stock Exchange or other national securities exchange on which the shares are listed or on NASDAQ, as applicable, on any day during such "window period."

       (iii) Stock Appreciation Rights shall be transferable only to permitted transferees of the underlying Stock Option in accordance with Section 5(e).

        (iv) Upon the exercise of a Stock Appreciation Right, the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in
    Section 3 on the number of shares of Common Stock to be issued under the Plan, but only to the extent of the number of shares covered by the Stock Appreciation Right at the time of exercise based on the value of the Stock Appreciation Right at such time.

SECTION 7.  CHANGE IN CONTROL PROVISIONS

    (a)IMPACT OF EVENT. Notwithstanding any other provision of the Plan to the contrary, in the event of a Change in Control, any Stock Options and
Stock Appreciation Rights outstanding as of the date such Change in Control is determined to have occurred, and which are not then exercisable and vested, shall become fully exercisable and vested to the full extent of the original grant; PROVIDED, HOWEVER, that in the case of the holder of Stock Appreciation Rights who is actually subject to Section 16(b) of the Exchange Act, such Stock Appreciation Rights shall have been outstanding for at least six months at the date such Change in control is determined to have occurred.

    (b)DEFINITION OF CHANGE IN CONTROL. For purposes of the Plan, a "Change in Control" shall mean the happening of any of the following events:

        (i) An acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (1) the then outstanding shares of common stock of the Corporation (the "Outstanding Corporation Common Stock") or (2) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Corporation Voting Securities")(a "Control Purchase"); excluding, however, the following: (1) Any acquisition directly from the Corporation, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Corporation, (2) Any acquisition by the Corporation,

    (3) Any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the Corporation, (4) Any acquisition by any corporation pursuant to a transaction which complies with clauses (1), (2) and (3) of subsection (iii) of this Section 7(b), or (5) Any acquisition by Barron Hilton, the Charitable Remainder Unitrust created by Barron Hilton to receive shares from the Estate of Conrad N. Hilton, or the Conrad N. Hilton Fund; or

        (ii) A change in the composition of the Board such that the individuals who, as of the effective date of the Plan, constitute the Board (such Board shall be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; PROVIDED, HOWEVER, for purposes of this Section 7(b), that any individual who becomes a member of the Board subsequent to the effective date of the Plan, whose election, or nomination for election by the Corporation's shareholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but, PROVIDED FURTHER, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board (a "Board Change"); or

       (iii) The approval by the shareholders of the Corporation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Corporation ("Corporate Transaction"); excluding however, such a Corporate Transaction pursuant to which (1) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 60% of, respectively, the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Corporation or all or substantially all of the Corporation's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, as the case may be, (2) no Person (other than the Corporation, any employee benefit plan (or related trust) of the Corporation or such corporation resulting from such Corporate Transaction) will beneficially own, directly or indirectly, 20% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors except to the extent that such ownership existed prior to the Corporate Transaction, and (3) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

        (iv) The approval by the stockholders of the Corporation of a complete liquidation or dissolution of the Corporation.

    (c)CHANGE IN CONTROL PRICE. For purposes of the Plan, "Change in Control Price" means the higher of (i) the highest reported sales price, regular way, of a share of Common Stock in any transaction reported on the New York Stock Exchange Composite Tape or other national exchange on which such shares are listed or on NASDAQ during the 60-day period prior to and including the date of a Change in Control or (ii) if the Change in Control is the result of a tender or exchange offer or a Corporate Transaction, the highest price per share of Common Stock paid in such tender or exchange offer or Corporate Transaction; PROVIDED, HOWEVER, that (x) in the case of a Stock Option which (A) is held by an optionee who is an officer or director of the Corporation and is subject to Section 16(b) of the Exchange Act and (B) was granted within 240 days of the Change in Control, then the Change in Control Price for such Stock Option shall be the Fair Market Value of the Common Stock on the date such Stock Option is exercised or deemed exercised and (y) in the case of Incentive Stock Options and Stock Appreciation Rights relating to Incentive Stock Options, the Change in Control Price shall be in all cases the Fair Market Value of the Common Stock on the date such Incentive Stock Option or Stock Appreciation Right is exercised. To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other noncash consideration, the value of such securities or other noncash consideration shall be determined in the sole discretion of the Board.

SECTION 8.  TERM, AMENDMENT AND TERMINATION

    The Plan will terminate ten years after the effective date of the Plan. Under the Plan, Awards outstanding as of such date shall not be affected or impaired by the termination of the Plan.

    The Board may amend, alter, or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would (i) impair the rights of an optionee under a Stock Option or a recipient of a Stock Appreciation Right theretofore granted without the optionee's or recipient's consent, except such an amendment made to cause the Plan to qualify for the exemption provided by Rule 16b-3, or (ii) disqualify the Plan from the exemption provided by Rule 16b-3. In addition, no such amendment shall be made without the approval of the Corporation's shareholders to the extent such approval is required by law or agreement.

    The Committee may amend the terms of any Stock Option or other Award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any holder without the holder's consent except such an amendment made to cause the Plan or Award to qualify for the exemption provided by Rule 16b-3.

    Subject to the above provisions, the Board shall have authority to amend the Plan to take into account changes in law and tax and accounting rules as well as other developments, and to grant Awards which qualify for beneficial treatment under such rules without stockholder approval.

SECTION 9.  UNFUNDED STATUS OF PLAN

    It is presently intended that the Plan constitute an "unfunded" plan for incentive and deferred compensation. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or make payments; PROVIDED, HOWEVER, that unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

SECTION 10.  GENERAL PROVISIONS

    (a) The Committee may require each person purchasing or receiving shares pursuant to an Award to represent to and agree with the Corporation in writing that such person is acquiring the shares without a view to the distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

    Notwithstanding any other provision of the Plan or agreements made pursuant thereto, the Corporation shall not be required to issue or deliver any certificate or certificates for shares of Common Stock under the Plan prior to fulfillment of all of the following conditions:

        (1) Listing or approval for listing upon notice of issuance, of such shares on the New York Stock Exchange, Inc., or such other securities exchange as may at the time be the principal market for the Common Stock;

        (2) Any registration or other qualification of such shares of the Corporation under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Committee shall, in its absolute discretion upon the advice of counsel, deem necessary or advisable; and

        (3) Obtaining any other consent, approval, or permit from any state or federal governmental agency which the Committee shall, in its absolute discretion after receiving the advice of counsel, determine to be necessary or advisable.

    (b)  Nothing  contained in  the Plan  shall prevent  the Corporation  or any
subsidiary  or  Affiliate  from   adopting  other  or  additional   compensation
arrangements for its employees.

    (c) Adoption of the Plan shall not confer upon any employee any right to continued employment, nor shall it interfere in any way with the right of the Corporation or any subsidiary or Affiliate to terminate the employment of any employee at any time.

    (d) No later than the date as of which an amount first becomes includible in the gross income of the participant for federal income tax purposes with respect to any Award under the Plan, the participant shall pay to the Corporation, or make arrangements satisfactory to the Committee regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Corporation, withholding obligations may be settled with Common Stock, including Common Stock that is part of the Award that gives rise to the withholding requirement. The obligations of the Corporation under the Plan shall be conditional on such payment or arrangements, and the Corporation and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the participant. The Committee may establish such procedures as it deems appropriate, including making irrevocable elections, for the settlement of withholding obligations with Common Stock.

    (e) The Committee shall establish such procedures as it deems appropriate for a participant to designate a beneficiary to whom any amounts payable in the event of the participant's death are to be paid or by whom any rights of the participant, after the participant's death, may be exercised.

    (f) In the case of a grant of an Award to any employee of a subsidiary of the Corporation, the Corporation may, if the Committee so directs, issue or transfer the shares of Common Stock, if any, covered by the Award to the subsidiary, for such lawful consideration as the Committee may specify, upon the condition or understanding that the subsidiary will transfer the shares of Common Stock to the employee in accordance with the terms of the Award specified by the Committee pursuant to the provisions of the Plan.

    (g) The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to principles of conflict of laws.

SECTION 11.  EFFECTIVE DATE OF PLAN

    The Plan shall be effective as of January 18, 1996, provided that it is approved and adopted by at least a majority of the shares voted of Common Stock of the Corporation within 12 months after such date.

                                                                       EXHIBIT B

                           HILTON HOTELS CORPORATION
                   1996 CHIEF EXECUTIVE STOCK INCENTIVE PLAN

SECTION 1.  PURPOSE; DEFINITIONS

    The purpose of the Plan is to give the Corporation a competitive advantage by attracting, retaining and motivating a Chief Executive Officer ("CEO") and to link the CEO's interests more directly to the profitability of the Corporation's businesses and increases in shareholder value.

    For purposes of the Plan, the following terms are defined as set forth below:

       a. "AFFILIATE" means a corporation or other entity controlled by the Corporation and designated by the Committee from time to time as such.

       b.  "BOARD" means the Board of Directors of the Corporation.

       c. "CHANGE OF CONTROL" and "CHANGE OF CONTROL PRICE" have the meanings set forth in Sections 6(b) and (c), respectively.

       d. "CODE" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

       e. "COMMISSION" means the Securities and Exchange Commission or any successor agency.

       f.  "COMMITTEE" means the Committee referred to in Section 2.

       g. "COMMON STOCK" means common stock, par value $2.50 per share, of the Corporation.

       h.  "CORPORATION"   means   Hilton   Hotels   Corporation,   a   Delaware
           corporation.

       i. "DISABILITY" means permanent and total disability as determined under procedures established by the Committee for purposes of the Plan.

       j. "DISINTERESTED PERSON" means a member of the Board who qualifies as a disinterested person as defined in Rule 16b-3(c)(2), as promulgated by the Commission under the Exchange Act, or any successor definition adopted by the Commission.

       k. "EMPLOYMENT AGREEMENT" means the Employment Agreement by and between Hilton Hotels Corporation and Stephen F. Bollenbach dated as of the
    1st day of February 1996.

       l. "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

       m. "FAIR MARKET VALUE" means, except as provided in Section 5(g), as of any given date, the mean between the highest and lowest reported sales prices of the Common Stock on the New York Stock Exchange Composite Tape or, if not listed on such exchange, on any other national securities exchange on which the Common Stock is listed or on NASDAQ. If there is no regular public trading market for such Common Stock, the Fair Market Value of the Common Stock shall be determined by the Committee in good faith.

       n. "PLAN" means the Hilton Hotels Corporation 1996 Chief Executive Stock Incentive Plan, as set forth herein and as hereinafter amended from time to time.

       o.  "RULE 16B-3" means Rule 16b-3, as promulgated by the Commission under
           Section 16(b) of the Exchange Act, as amended from time to time.

       p.  "STOCK OPTION" means an option granted under Section 5.

       q. "TERMINATION OF EMPLOYMENT" means the termination of the CEO's employment with the Corporation and any subsidiary or Affiliate.
    Temporary absences from employment because of illness, vacation or leave of absence shall not be considered Terminations of Employment.

    In addition, certain other terms used herein have definitions given to them in the first place in which they are used.

SECTION 2.  ADMINISTRATION

    The Plan shall be administered by the Stock Option Committee or such other committee of the Board as the Board may from time to time designate (the "Committee"), which shall be composed of not less than two Disinterested Persons, each of whom shall be an "outside director" for purposes of Section 162(m)(4) of the Code, and shall be appointed by and serve at the pleasure of the Board.

    The Committee shall have plenary authority to grant Stock Options pursuant to the terms of the Plan to the CEO.

    Among other things, the Committee shall have the authority, subject to the terms of the Plan, to:

        (a) Recommend to the Board of Directors whether and to what extent Stock Options are to be granted hereunder;

        (b) Determine the number of shares of Common Stock to be covered by each Stock Option granted hereunder;

        (c) Determine the terms and conditions of any Stock Option granted hereunder (including, but not limited to, the option price (subject to Section 5(a)), any vesting condition, restriction or limitation (which may be related to the performance of the optionee or the Corporation) and any vesting acceleration or forfeiture waiver regarding any Stock Option and the shares of Common Stock relating thereto, based on such factors as the Committee shall determine;

        (d) Modify, amend or adjust the terms and conditions of any Stock Option, at any time or from time to time; and

        (e) Determine to what extent and under what circumstances Common Stock and other amounts payable with respect to a Stock Option shall be deferred.

    The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable, to interpret the terms and provisions of the Plan and any Stock Option issued under the Plan (and any agreement relating thereto) and to otherwise supervise the administration of the Plan.

    The Committee may act only by a majority of its members then in office, except that the members thereof may (i) delegate to an officer of the Corporation the authority to make decisions pursuant to paragraphs (c) and (f) of Section 5 (provided that no such delegation may be made that would cause Stock Options or other transactions under the Plan to cease to be exempt from
Section 16(b) of the Exchange Act) and (ii) authorize any one or more of their number or any officer of the Corporation to execute and deliver documents on behalf of the Committee.

    Any determination made by the Committee or pursuant to delegated authority pursuant to the provisions of the Plan with respect to any Stock Option shall be made in the sole discretion of the Committee or such delegate at the time of the grant of the Stock Option or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Committee or any appropriately delegated officer pursuant to the provisions of the Plan shall be final and binding on all persons, including the Corporation and the CEO.

SECTION 3.  COMMON STOCK SUBJECT TO PLAN

    The total number of shares of Common Stock reserved and available for grant under the Plan shall be 1,500,000. The CEO may not be granted Stock Options covering in excess of 1,500,000 shares of Common Stock in any calendar year. Shares subject to a Stock Option under the Plan may be authorized and unissued shares or may be treasury shares.

    If any Stock Option terminates without being exercised, shares subject to such Stock Option shall again be available for distribution in connection with Stock Options under the Plan.

    In the event of any change in corporate capitalization, such as a stock split or a corporate transaction, any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Corporation, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Corporation, the Committee or Board may make such substitution or adjustments in the aggregate number and kind of shares reserved for issuance under the Plan, in the number, kind and option price of shares subject to outstanding Stock Options, in the number and kind of shares subject to other outstanding Stock Options granted under the Plan and/or such other equitable substitution or adjustments as it may determine to be appropriate in its sole discretion; PROVIDED, HOWEVER, that the number of shares subject to any Stock Option shall always be a whole number.

SECTION 4.  ELIGIBILITY

    Only the CEO is eligible to be granted Stock Options under the Plan.

SECTION 5.  STOCK OPTIONS

    Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

    The Committee shall have the authority to grant the CEO Stock Options, PROVIDED, HOWEVER, that grants hereunder are subject to the aggregate annual limit on grants set forth in Section 3. Stock Options shall be evidenced by option agreements, the form, terms and provisions of which may differ. The grant of a Stock Option shall occur on the date (the "Grant Date") a majority of the independent directors of the Corporation ratify by resolution the Committee's recommendation with respect to the numbers of shares of Common Stock to be subject to such Stock Option and the terms and provisions of the Stock Option.

    Unless the Committee shall determine otherwise, Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions as the Committee shall deem desirable:

       (a) OPTION PRICE. The option price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee and set forth in the Employment Agreement.

       (b) OPTION TERM. The term of each Stock Option shall be fixed by the Committee.

       (c) EXERCISABILITY. Except as otherwise provided herein, Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. If the Committee provides that any Stock Option is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Committee may determine. In addition, the Committee may at any time accelerate the exercisability of any Stock Option.

       (d) METHOD OF EXERCISE. Subject to the provisions of this Section 5, Stock Options may be exercised, in whole or in part, at any time during the option term by giving written notice of exercise to the Corporation specifying the number of shares of Common Stock subject to the Stock Option to be purchased.

        Such notice shall be accompanied by payment in full of the purchase price by certified or bank check or such other instrument as the Committee may accept. If approved by the Committee, payment, in full or in part, may also be made in the form of unrestricted Common Stock already owned by the optionee of the same class as the Common Stock subject to the Stock Option (based on the Fair Market Value of the Common Stock on the date the Stock Option is exercised).

        Payment for any shares subject to a Stock Option may also be made by delivering a properly executed exercise notice to the Corporation, together with a copy of irrevocable instructions to a broker to deliver promptly to the Corporation the amount of sale or loan proceeds to pay the purchase price, and, if requested, by the amount of any federal, state, local or foreign withholding taxes. To facilitate the foregoing, the Corporation may enter into agreements for coordinated procedures with one or more brokerage firms.

        No shares of Common Stock shall be issued until full payment therefor has been made. The optionee shall have all of the rights of a shareholder of the Corporation holding the class or series of Common Stock that is subject to such Stock Option (including, if applicable, the right to vote the shares and the right to receive dividends), when the optionee has given written notice of exercise and has paid in full for such shares.

       (e) NONTRANSFERABILITY OF STOCK OPTIONS. No Stock Option shall be transferable by the optionee other than (i) by will or by the laws of descent and distribution; or (ii) pursuant to a qualified domestic relations order (as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended. All Stock Options shall be exercisable, subject to the terms of this Plan, during the optionee's lifetime, only by the optionee or by the guardian or legal representative of the optionee or its alternative payee pursuant to such qualified domestic relations order, it being understood that the terms "holder" and "optionee" include the guardian and legal representative of the optionee and any person to whom an option is transferred by will or the laws of descent and distribution or pursuant to a qualified domestic relations order.

       (f) TERMINATION. Unless otherwise determined by the Committee and subject to the terms of the Employment Agreement, if the optionee's employment terminates for any reason prior to the fifth anniversary of the Grant Date, any Stock Option held by the optionee, to the extent such option has become exercisable on or before the date of such termination (including without limitation, any portion that becomes exercisable because of such termination) shall remain exercisable until the earlier to occur of (x) the first anniversary of such date of termination or (y) the fifth anniversary of the Grant Date.

       (g) CASHING OUT OF STOCK OPTION. On receipt of written notice of exercise, the Committee may elect to cash out all or part of the portion of the shares of Common Stock for which a Stock Option is being exercised by paying the optionee an amount, in cash or Common Stock, equal to the excess of the Fair Market Value of the Common Stock over the option price times the number of shares of Common Stock for which the Option is being exercised on the effective date of such cash-out.

        Cash-outs pursuant to this Section 5(g) shall comply with the "window period" provisions of Rule 16b-3, to the extent applicable, and the Committee may determine Fair Market Value based on the highest and lowest reported sales prices of the Common Stock on the New York Stock Exchange or other national securities exchange on which the shares are listed or on NASDAQ, as applicable, on any day during such "window period".

       (h) CHANGE OF CONTROL CASH-OUT. The Committee may, but need not, determine at the time of grant that, during the 60-day period from and after a Change of Control (the "Exercise Period"), the optionee shall have the right, whether or not the Stock Option is fully exercisable and in lieu of the payment of the exercise price for the shares of Common Stock being purchased under the Stock Option and by giving notice to the Corporation, to elect (within the Exercise Period) to surrender all or part of the Stock Option to the Corporation and to receive cash, within 30 days of such notice, in an amount equal to the amount by which the Change of Control Price per share of Common Stock on the date of such election shall exceed the exercise price per share of Common Stock under the Stock Option (the "Spread") multiplied by the number of shares of Common Stock granted under the Stock Option as to which the right granted under this Section 5(h) shall have been exercised; PROVIDED, HOWEVER, that if the Change of Control is within six months of the date of grant of a particular Stock Option, no such election shall be made by the optionee with respect to such Stock Option prior to six months from the date of grant. However, if the end of such 60-day period from and after a Change of Control is within six months of the date of grant of a Stock Option, such Stock Option shall be canceled in exchange for a cash payment to the optionee, effected on the day which is six months and one day after the date of grant of such Option, equal to the Spread multiplied by the number of shares of Common Stock granted under the Stock Option. Notwithstanding the foregoing, if any right granted pursuant to this Section 5(h) would make a Change of Control transaction ineligible for pooling of interests accounting under APB No. 16 that but for this
    Section 5(h) would otherwise be eligible for such accounting treatment, the Committee shall have the ability to substitute the cash payable pursuant to this Section 5(h) with Stock with a Fair Market Value equal to the cash that would otherwise be payable hereunder.

SECTION 6.  CHANGE OF CONTROL PROVISIONS

    (a)IMPACT OF EVENT. Notwithstanding any other provision of the Plan to the contrary, unless the Committee shall determine otherwise, in the event of a Change of Control, any Stock Options outstanding as of the date such Change of Control is determined to have occurred, and which are not then exercisable and vested, shall become fully exercisable and vested to the full extent of the original grant.

    (b)DEFINITION OF CHANGE OF CONTROL. For purposes of the Plan, a "Change of Control" shall mean the happening of any of the following events:

        (i) An acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (1) the then outstanding shares of common stock of the Corporation (the "Outstanding Corporation Common Stock") or (2) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Corporation Voting Securities")(a "Control Purchase"); excluding, however, the following: (1) Any acquisition directly from the Corporation, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Corporation, (2) Any acquisition by the Corporation, (3) Any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the Corporation, (4) Any acquisition by any corporation pursuant to a transaction which complies with clauses (1), (2) and (3) of subsection (iii) of this Section 6(b), or (5) Any acquisition by Barron Hilton, the Charitable Remainder Unitrust created by Barron Hilton to receive shares from the Estate of Conrad N. Hilton, or the Conrad N. Hilton Fund (together, the "Hilton Interests"); or

        (ii) A change in the composition of the Board such that the individuals who, as of the effective date of the Plan, constitute the Board (such Board shall be herein after referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; PROVIDED, HOWEVER, for purposes of this Section 6(b), that any individual who becomes a member of the Board subsequent to the effective date of the Plan, whose election, or nomination for election by the Corporation's shareholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but, PROVIDED FURTHER, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board (a "Board Change"); or

       (iii) The approval by the shareholders of the Corporation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Corporation ("Corporate Transaction"); excluding however, such a Corporate Transaction pursuant to which (1) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 50% of, respectively, the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Corporation or all or substantially all of the Corporation's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, as the case may be, (2) no Person (other than the Hilton Interests, the Corporation, any employee benefit plan (or related trust) of the Corporation or such corporation resulting from such Corporate Transaction) will beneficially own, directly or indirectly, 20% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors except to the extent that such ownership existed prior to the Corporate Transaction, and (3) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

        (iv) The approval by the stockholders of the Corporation of a complete liquidation or dissolution of the Corporation.

    (c)CHANGE OF CONTROL PRICE. For purposes of the Plan, "Change of Control Price" means the higher of (i) the highest reported sales price, regular way, of a share of Common Stock in any transaction reported on the New York Stock Exchange Composite Tape or other national exchange on which such shares are listed or on NASDAQ during the 60-day period prior to and including the date of a Change of Control or (ii) if the Change of Control is the result of a tender or exchange offer or a Corporate Transaction, the highest price per share of Common Stock paid in such tender or exchange offer or Corporate Transaction; PROVIDED, HOWEVER, that in the case of a Stock Option which (A) is held by an optionee who is an officer or director of the Corporation and is subject to
Section 16(b) of the Exchange Act and (B) was granted within 240 days of the Change of Control, then the Change of Control Price for such Stock Option shall be the Fair Market Value of the Common Stock on the date such Stock Option is exercised or deemed exercised. To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other noncash consideration, the value of such securities or other noncash consideration shall be determined in the sole discretion of the Board.

SECTION 7.  TERM, AMENDMENT AND TERMINATION

    The Plan will terminate five years after the effective date of the Plan. Under the Plan, Stock Options outstanding as of such date shall not be affected or impaired by the termination of the Plan.

    The Board may amend, alter, or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would (i) impair the rights of the optionee under a Stock Option theretofore granted without the optionee's consent, except such an amendment made to cause the Plan to qualify for the exemption provided by Rule 16b-3, or (ii) disqualify the Plan from the exemption provided by Rule 16b-3. In addition, no such amendment shall be made without the approval of the Corporation's shareholders to the extent such approval is required by law or agreement.

    The Committee may amend the terms of any Stock Option theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of the holder without the holder's consent except such an amendment made to cause the Plan or Stock Option to qualify for the exemption provided by Rule 16b-3.

    Subject to the above provisions, the Board shall have authority to amend the Plan to take into account changes in law and tax and accounting rules as well as other developments, and to grant Stock Options which qualify for beneficial treatment under such rules without stockholder approval.

SECTION 8.  UNFUNDED STATUS OF PLAN

    It is presently intended that the Plan constitute an "unfunded" plan for incentive and deferred compensation. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or make payments; PROVIDED, HOWEVER, that unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

SECTION 9.  GENERAL PROVISIONS

    (a) Notwithstanding any other provision of the Plan or agreements made pursuant thereto, the Corporation shall not be required to issue or deliver any certificate or certificates for shares of Common Stock under the Plan prior to fulfillment of all of the following conditions:

        (1) Listing or approval for listing upon notice of issuance, of such shares on the New York Stock Exchange, Inc., or such other securities exchange as may at the time be the principal market for the Common Stock;

        (2) Any registration or other qualification of such shares of the Corporation under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Committee shall, in its absolute discretion upon the advice of counsel, deem necessary or advisable; and

        (3) Obtaining any other consent, approval, or permit from any state or federal governmental agency which the Committee shall, in its absolute discretion after receiving the advice of counsel, determine to be necessary or advisable.

    (b)  Nothing  contained in  the Plan  shall prevent  the Corporation  or any
subsidiary  or  Affiliate  from   adopting  other  or  additional   compensation
arrangements for its employees.

    (c) Adoption of the Plan shall not confer upon the CEO any right to continued employment, nor shall it interfere in any way with the right of the Corporation or any subsidiary or Affiliate to terminate the employment of the CEO at any time.

    (d) No later than the date as of which an amount first becomes includible in the gross income of the CEO for federal income tax purposes with respect to any Stock Option under the Plan, the CEO shall pay to the Corporation, or make arrangements satisfactory to the Committee regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Corporation, withholding obligations may be settled with Common Stock, including Common Stock that is part of the Stock Option that gives rise to the withholding requirement. The obligations of the Corporation under the Plan shall be conditional on such payment or arrangements, and the Corporation and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the optionee. The Committee may establish such procedures as it deems appropriate, including making irrevocable elections, for the settlement of withholding obligations with Common Stock.

    (e) The Committee shall establish such procedures as it deems appropriate for the CEO to designate a beneficiary to whom any amounts payable in the event of the CEO's death are to be paid or by whom any rights of the CEO, after the CEO's death, may be exercised.

    (f) The Plan and all Stock Options made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to principles of conflict of laws.

SECTION 10.  EFFECTIVE DATE OF PLAN

    The Plan shall be effective as of February 1, 1996, provided that it is approved and adopted by at least a majority of the shares of Common Stock of the Corporation voting at its annual meeting scheduled to be held on May 9, 1996.

                            HILTON HOTELS CORPORATION

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  Barron Hilton and William C. Lebo, Jr., or either of them, are hereby constituted and appointed the lawful attorneys and proxies of the undersigned, with full power of substitution, to vote and act as proxy with respect to all shares of Common Stock of Hilton Hotels Corporation standing in the name of the undersigned on the books of the Company at the close of business on March 15, 1996, at the Annual Stockholders Meeting to be held at 10:00 A.M., on May 9, 1996, at the Beverly Hilton, 9876 Wilshire Boulevard, Beverly Hills, California 90210, or any adjournment thereof.

  THE POWERS HEREBY GRANTED MAY BE EXERCISED BY BOTH OF SAID ATTORNEYS OR PROXIES OR THEIR SUBSTITUTES PRESENT AND ACTING AT THE ANNUAL STOCKHOLDERS MEETING OR ANY ADJOURNMENTS THEREOF OR, IF ONLY ONE BE PRESENT AND ACTING, THEN BY THAT ONE. THE UNDERSIGNED HEREBY REVOKES ANY AND ALL PROXIES HERETOFORE GIVEN BY THE UNDERSIGNED TO VOTE AT SAID MEETING.


------------------------------------
COMMENTS/ADDRESS CHANGE: PLEASE MARK
COMMENT/ADDRESS BOX ON REVERSE SIDE


                                      (Continued and to be signed on other side)

This Proxy when properly executed will be voted in the manner directed herein. If no direction is made, this Proxy will be voted FOR items 1, 2, 3 and 4, and AGAINST items 5, 6 and 7.

                                                                     PLEASE MARK
                                                             / X /  YOUR CHOICES
                                                                      LIKE THIS

                                ----------------
                                     COMMON

1. Election of the following nominees as Directors: Stephen F. Bollenbach, Dieter H. Huckestein, Donald R. Knab and Benjamin V. Lambert.

     FOR       WITHELD        Witheld for the following only (Write the name of
     ALL       FOR ALL        the nominee(s) in the space below).

     /  /       /  /
                              --------------------------------------------------


2. Proposal to approve the Company's 1996 Stock Incentive Plan.

   FOR         AGAINST        ABSTAIN
   /  /         /  /            /  /

3. PROPOSAL to approve the Company's 1996 Chief Executive Stock Incentive Plan.

   FOR         AGAINST        ABSTAIN
   /  /         /  /            /  /

4. PROPOSAL to ratify the appointment of Arthur Andersen LLP as auditors for the Company for fiscal 1996.

   FOR         AGAINST        ABSTAIN
   /  /         /  /            /  /

5. STOCKHOLDER PROPOSAL relating to the independant Directors' pension benefits.

   FOR         AGAINST        ABSTAIN
   /  /         /  /            /  /

6. STOCKHOLDER PROPOSAL relating to declassification of the Board of Directors.

   FOR         AGAINST        ABSTAIN
   /  /         /  /            /  /

7. STOCKHOLDER PROPOSAL relating to independent Directors' compensation.

   FOR         AGAINST        ABSTAIN
   /  /         /  /            /  /


8. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or at any adjournments thereof.


I plan to attend meeting                /  /

COMMENTS/ADDRESS CHANGE
Please mark this box if you have
written comments/address change         /  /
on the reverse side.




                                            Dated,                         1996
                                                  -------------------------



                                            ------------------------------------
                                            Signature



                                            ------------------------------------
                                            Signature if held jointly




IMPORTANT: Please sign proxy as name appears. Joint owners should each sign personally. Trustees and others signing in a representative capacity should indicate the capacity in which they sign.